                                POOLING AGREEMENT

                                     BETWEEN

                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION

                                     SELLER

                                       AND

                       NAVISTAR FINANCIAL 200  OWNER TRUST
                                             -

                                     ISSUER

                          DATED AS OF            , 200
                                      -----------     -

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE I
         DEFINITIONS..............................................................................................1
         SECTION 1.01.     Definitions............................................................................1
                           -----------

ARTICLE II
         CONVEYANCE OF RECEIVABLES; ORIGINAL ISSUANCE
         OF CERTIFICATES..........................................................................................1
         SECTION 2.01.     Conveyance of Initial Receivables......................................................1
                           ---------------------------------
         SECTION 2.02.     Conveyance of Subsequent Receivables...................................................3
                           -------------------------------------
         SECTION 2.03.     Custody of Receivable Files............................................................5
                           ---------------------------
         SECTION 2.04.     Acceptance by Issuer; Limitation on Transfer of International
                           -------------------------------------------------------------
                           Purchase Obligations...................................................................6
                           --------------------
         SECTION 2.05.     Representations and Warranties as to the Receivables...................................6
                           ----------------------------------------------------
         SECTION 2.06.     Repurchase of Receivables Upon Breach of Warranty......................................7
                           -------------------------------------------------

ARTICLE III
         REPRESENTATIONS AND WARRANTIESOF THE SELLER..............................................................7
         SECTION 3.01.     Representations and Warranties of the Seller...........................................7
                           --------------------------------------------
         SECTION 3.02.     Liability of Seller....................................................................9
                           -------------------
         SECTION 3.03.     Merger or Consolidation of, or Assumption of  the Obligations of,
                           -----------------------------------------------------------------
                           Seller; Amendment of Certificate of Incorporation......................................9
                           -------------------------------------------------
         SECTION 3.04.     Limitation on Liability of Seller and Others..........................................10
                           --------------------------------------------
         SECTION 3.05.     Seller May Own Securities.............................................................10
                           -------------------------

ARTICLE IV
         TERMINATION.............................................................................................10
         SECTION 4.01.     Optional Purchase of All Receivables..................................................10
                           ------------------------------------
         SECTION 4.02.     Termination...........................................................................11
                           -----------

ARTICLE V
         MISCELLANEOUS PROVISIONS................................................................................11
         SECTION 5.01.     Amendment.............................................................................11
                           ---------
         SECTION 5.02.     Protection of Title to Owner Trust Estate.............................................13
                           -----------------------------------------
         SECTION 5.03.     Notices...............................................................................14
                           -------
         SECTION 5.04.     Governing Law.........................................................................14
                           -------------
         SECTION 5.05.     Severability of Provisions............................................................14
                           --------------------------
         SECTION 5.06.     Assignment............................................................................15
                           ----------
         SECTION 5.07.     Third-Party Beneficiaries.............................................................15
                           -------------------------
         SECTION 5.08.     Separate Counterparts.................................................................15
                           ---------------------
         SECTION 5.09.     Headings and Cross-References.........................................................15
                           -----------------------------
         SECTION 5.10.     Assignment to Indenture Trustee.......................................................15
                           -------------------------------

         SECTION 5.11.     No Petition Covenants; Waiver of Claims...............................................15
                           ---------------------------------------
         SECTION 5.12.     Limitation of Liability of the Trustees...............................................16
                           ---------------------------------------

EXHIBIT A Locations of Composite Schedule of Receivables

EXHIBIT B Form of Initial PSA Assignment

EXHIBIT C Form of Subsequent Transfer PSA Assignment

APPENDIX A Defined Terms and Rules of Construction

APPENDIX B Notice Addresses and Procedures

                                POOLING AGREEMENT

     THIS POOLING AGREEMENT is made as of          , 200  by and between
                                          ---------     -
Navistar Financial Retail Receivables Corporation, a Delaware corporation ("NFRRC" and, in its capacity as the Seller hereunder, the "Seller") and
                                                            ------
Navistar Financial 200  Owner Trust, a Delaware business trust (the "Issuer").
                      -                                              ------

     WHEREAS, NFC has sold the Initial Receivables, and has agreed to sell Subsequent Receivables, to the Seller pursuant to the Purchase Agreement.

     WHEREAS, the Seller desires to sell the Initial Receivables and Subsequent Receivables (collectively, the "Receivables"), to the Issuer in exchange for the
                                -----------
Securities and the payment of funds withdrawn from the Pre-Funding Account pursuant to the terms of this Agreement.

     WHEREAS, the Seller and the Issuer wish to set forth the terms pursuant to which the Receivables are to be sold by the Seller to the Issuer.

     NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      SECTION 1.01. Definitions. Certain capitalized terms used in the above
                    -----------
recitals and in this Agreement are defined in and shall have the respective meanings assigned them in Part I of Appendix A to this Agreement. All references
                                    ----------
herein to "the Agreement" or "this Agreement" are to this Pooling Agreement as it may be amended, supplemented (whether by Subsequent Transfer PSA Assignment or otherwise) or modified from time to time, the exhibits hereto and the capitalized terms used herein which are defined in such Appendix A, and all
                                                        ----------
references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to
                                             ----------
this Agreement.

                                   ARTICLE II
          CONVEYANCE OF RECEIVABLES; ORIGINAL ISSUANCE OF CERTIFICATES

     SECTION 2.01. Conveyance of Initial Receivables. In consideration of the
                   ---------------------------------
Issuer's delivery of the Securities to, or upon the order of, the Seller, the Seller does hereby enter into this Agreement and agree to fulfill all of its obligations hereunder and to sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (except as provided in Section 2.06),
                      ------  --------
pursuant to an assignment in the form attached hereto as Exhibit B (the "Initial
                                                         ---------       -------
PSA Assignment"), all right, title and interest of the Seller in, to and under:
--------------

     (a) the Retail Notes identified on the Schedule of Retail Notes to the Initial PSA Assignment delivered to the Issuer and the Related Retail Note Assets with respect to those Retail Notes;

     (b) the Series 200  Portfolio Interest, the Series 200  Portfolio
                       -                                   -
Certificate and the beneficial interest in the Series 200   Portfolio Assets,
                                                         --
including the Retail Leases identified on the Schedule of Retail Leases to the Initial PSA Assignment delivered to the Issuer and the Related Titling Trust Assets with respect to those Retail Leases;

     (c) the rights, but not the obligations, of NFC under the Lease Purchase Agreement with respect to the Retail Leases included in the Initial Receivables; and

     (d) the rights, but not the obligations, of the Seller under the Purchase Agreement and the Initial PA Assignment pursuant to Section 2.01 of the Purchase Agreement with respect to the Initial Receivables.

In addition, on the Closing Date the Seller shall deposit the Reserve Account
Initial Deposit into the Reserve Account and $          into the Pre-Funding
                                              ---------
Account and $         into the Negative Carry Account. It is the intention of
             --------
the Seller that the transfer and assignment contemplated by this Section 2.01 shall constitute a sale of the Initial Receivables, the Series 200 Portfolio
                                                                  -
Interest and the Series 200  Portfolio Certificate from the Seller to the Issuer
                           -
and the beneficial interest in and title to the assets conveyed pursuant to this
Section 2.01 shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. Within two Business Days after the Closing Date, the Seller shall cause to be deposited into the Collection Account all collections (from whatever source) on or with respect to the assets conveyed pursuant to this Section 2.01 received by the Seller pursuant to Section 5.07 of the Purchase Agreement. The Seller intends to treat such transfer and assignment as a sale for accounting and tax purposes. Notwithstanding the foregoing, in the event a court of competent jurisdiction determines that such transfer and assignment did not constitute such a sale or that such beneficial interest is a part of the Seller's estate, then (i) the Seller shall be deemed to have granted to the Issuer a first priority perfected security interest in all of the Seller's right title and interest in, to and under the assets conveyed pursuant to this Section 2.01, and the Seller hereby grants such security interest and (ii) the assets conveyed pursuant to this Section 2.01 shall be deemed to include all rights, powers and options (but none of the obligations, if any) of the Seller under any agreement or instrument included in the assets conveyed pursuant to this Section 2.01, including the immediate and continuing right to claim for, collect, receive and give receipt for lease payments and principal and interest payments in respect of the Initial Receivables included in the assets conveyed pursuant to this
Section 2.01 and all other monies payable under the Initial Receivables conveyed pursuant to this Section 2.01, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights, powers and options, to bring Proceedings in the name of the Seller or otherwise and generally to do and receive anything that the Seller is or may be entitled to do or receive under or with respect to the assets conveyed pursuant to this
Section 2.01. For purposes of such grant, this Agreement shall constitute a security agreement under the UCC.

     SECTION 2.02. Conveyance of Subsequent Receivables. (a) Subject to
                   ------------------------------------
satisfaction of the conditions set forth in Section 2.02(b) below, in consideration of the Issuer's delivery on the related Subsequent Transfer Date to or upon the order of the Seller of the amount described in Section 8.11(a) of the Indenture to be delivered to the Seller, the Seller does hereby agree to sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (except as provided in Section
                                ------- --------
2.06), pursuant to an assignment in substantially the form of Exhibit C (a
                                                              ---------
"Subsequent Transfer PSA Assignment"), all right, title and interest of the
 ----------------------------------
Seller in, to and under:

          (i) the Retail Notes identified on the Schedule of Retail Notes to such Subsequent Transfer PSA Assignment delivered to the Issuer and the Related Retail Note Assets with respect to those Retail Notes;

          (ii) the beneficial interest in the Series 200  Portfolio Assets,
                                                        -
     including the Retail Leases identified on the Schedule of Retail Leases to such Subsequent Transfer PSA Assignment delivered to the Issuer and the Related Titling Trust Assets with respect to those Retail Leases;

          (iii) the rights, but not the obligations, of NFC under the Lease Purchase Agreement with respect to the Retail Leases included in those Subsequent Receivables; and

          (iv) the rights, but not the obligations, of the Seller under the Purchase Agreement and the Subsequent Transfer PA Assignment pursuant to Section
2.01 of the Purchase Agreement with respect to those Subsequent Receivables.

It is the intention of the Seller that each transfer and assignment contemplated by this Section 2.02 shall constitute a sale of the related Subsequent Receivables from the Seller to the Issuer and the beneficial interest in and title to the assets conveyed pursuant to the Subsequent Transfer PSA Assignment shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. Within two Business Days after each Subsequent Transfer Date, the Seller shall cause to be deposited into the Collection Account all collections (from whatever source) on or with respect to the assets conveyed pursuant to the related Subsequent Transfer PSA Assignment received by the Seller pursuant to Section 5.07 of the Purchase Agreement. The Seller intends to treat each such transfer and assignment as a sale for accounting and tax purposes. Notwithstanding the foregoing, in the event a court of competent jurisdiction determines that any such transfer and assignment did not constitute such a sale or that such beneficial interest is a part of the Seller's estate, then (i) the Seller shall be deemed to have granted to the Issuer a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the assets conveyed pursuant to the related Subsequent Transfer PSA Assignment, and the Seller hereby grants such security interest and (ii) the assets conveyed pursuant to such Subsequent Transfer PSA Assignment shall be deemed to include all rights, powers and options (but none of the obligations, if any) of the Seller under any agreement or instrument included in the assets conveyed pursuant to such Subsequent Transfer PSA Assignment, including the immediate and continuing right to claim for, collect, receive and give receipt for lease payments and principal and interest payments in respect of the Subsequent Receivables included in the assets conveyed pursuant to such Subsequent Transfer PSA Assignment and all other monies payable under the Subsequent Receivables conveyed pursuant to such Subsequent Transfer PSA Assignment, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights, powers and options, to bring Proceedings in the name of the Seller or otherwise and generally to do and receive anything that the Seller is or may be entitled to do or receive under or with respect to the assets conveyed pursuant to such Subsequent Transfer PSA Assignment. For purposes of such grant, each such Subsequent Transfer PSA Assignment, together with this Agreement, shall constitute a security agreement under the UCC.

          (b) The Seller shall transfer to the Issuer Subsequent Receivables and the other property and rights related thereto described in Section 2.02(a) above only upon the satisfaction of each of the following conditions precedent on or prior to the related Subsequent Transfer Date:

          (i) the Funding Period shall not have terminated;

          (ii) each of the representations and warranties made by the Seller pursuant to Section 2.05 with respect to such Subsequent Receivables shall be true and correct as of the related Subsequent Transfer Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to such Subsequent Transfer Date;

          (iii) the Seller shall have delivered to the Owner Trustee, the Indenture Trustee and the Rating Agencies a duly executed Subsequent Transfer PSA Assignment, including the Schedule of Retail Notes and the Schedule of Retail Leases included in such Subsequent Receivables (which schedules shall be deemed to supplement the existing Composite Schedule of Receivables in effect at such time);

          (iv) the applicable Reserve Account Subsequent Transfer Deposit for such Subsequent Transfer Date shall have been deposited in the Reserve Account pursuant to Section 8.10(a) of the Indenture;

          (v) the Seller shall, at its own expense, on or prior to each Subsequent Transfer Date indicate in its computer files that the Subsequent Receivables conveyed on such date have been sold to the Issuer pursuant to this Agreement and the related Subsequent Transfer PSA Assignment;

          (vi) the Seller shall have taken any action required to maintain the first priority perfected ownership interest of the Issuer in the Owner Trust Estate and the first priority perfected security interest of the Indenture Trustee in the Collateral;

          (vii) The Receivables in the Trust (after giving effect to the conveyance of the Subsequent Receivables to the Trust on such Subsequent Transfer Date) shall meet the following criteria: (A) the weighted average Annual Percentage Rate of the Receivables in the Trust shall not be less
     than    %, (B) the weighted average remaining maturity of the Receivables
          ---
     in the Trust shall not be greater than    months, (C) the aggregate
                                            --
     Receivables Balance of all Receivables owing from a single Obligor shall
     not be more than    % of the aggregate Receivables Balance of all
                      ---
     Receivables in the Trust, and (D) the Aggregate Residual Value of all Receivables in the Trust shall not exceed 10% of the Aggregate Receivables Balance of all Receivables in the Trust;

          (viii) the Seller shall have delivered to the Indenture Trustee and the Owner Trustee an Officers' Certificate confirming the satisfaction of the conditions specified in this Section 2.02(b);

          (ix) the Seller shall have delivered to the Rating Agencies an Opinion of Counsel with respect to the transfer of such Subsequent Receivables substantially in the form of the Opinion of Counsel delivered to the Rating Agencies on the Closing Date;

          (x) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee written confirmation from an independent public accounting firm that, as of the applicable Subsequent Cutoff Date, such Subsequent Receivables satisfied the eligibility criteria described in Sections 3.01(a)(iv), (a)(v), (s), (t), (u), (x), and (y) of the Purchase Agreement;

          (xi) S&P shall have notified the Seller in writing that, following the addition of all such Subsequent Receivables to the Trust, the Notes will be rated by S&P in the same rating category as they were rated by S&P prior to such addition; and

          (xii) [Each Retail Leases has been allocated to the Series 200
                                                                        -
     Portfolio Interest in accordance with the terms of the Titling Trust Documents.]

          (c) The Seller covenants to transfer to the Issuer pursuant to Section 2.02(a) before the termination of the Funding Period, Subsequent Receivables
with an aggregate Starting Receivable Balance equal to $               . If on
                                                        ---------------
the Distribution Date on which the Funding Period ends (or, if the Funding Period does not end on a Distribution Date, the first Distribution Date following the end of the Funding Period) the Pre-Funded Amount is equal to or greater than $100,000, the Seller shall be obligated to pay to the Issuer on the Transfer Date immediately preceding such Distribution Date an amount equal to the Noteholders' Prepayment Premium with respect to each class of Notes or such lesser amount that the Seller actually receives from NFC under Section 2.04 of the Purchase Agreement in respect of NFC's breach thereof; provided, however, that the foregoing shall be the sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee and the Noteholders with respect to a failure of the Seller to comply with this covenant.

          SECTION 2.03. Custody of Receivable Files. In connection with the
                        ---------------------------
sale, transfer and assignment of Receivables to the Seller from NFC pursuant to the Purchase Agreement, the Seller, simultaneously with the execution and delivery of this Agreement, shall enter into the Servicing Agreement with NFC, pursuant to which the Seller shall revocably appoint NFC as the Custodian, and NFC shall accept such appointment, to act as the agent of the Seller as Custodian of the following documents or instruments which shall be constructively delivered to the Trust, as of the Closing Date with respect to each Initial Receivable, and as of the related Subsequent Transfer Date with respect to each Subsequent Receivable:

     (a) the fully executed original of the Retail Note or Retail Lease for such Receivable;

     (b) documents evidencing or related to any Insurance Policy;

     (c) the original credit application of each Obligor, fully executed by each such Obligor on NFC's customary form, or on a form approved by NFC, for such application;

     (d) if such Receivable is a Retail Note, where permitted by law, the original certificate of title (when received) and otherwise such documents, if any, that NFC keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of NFC as first lienholder or secured party;

     (e) if such Receivable is a Retail Lease, the Certificate of Title and such other documents that NFC is required to maintain pursuant to Section 3.6 of the Titling Trust Servicing Agreement; and

     (f) any and all other documents that NFC keeps on file in accordance with its customary procedures relating to the individual Receivable, Obligor or Financed Vehicle.

     SECTION 2.04. Acceptance by Issuer; Limitation on Transfer of International
                   -------------------------------------------------------------
Purchase Obligations. The Issuer does hereby accept all consideration conveyed
--------------------
by the Seller pursuant to Sections 2.01 and 2.02, and declares that the Issuer shall hold such consideration upon the trust set forth in the Trust Agreement for the benefit of Certificateholders, subject to the terms and conditions of the Trust Agreement, the Indenture and this Agreement; provided, however, that
                                                       --------  -------
the Issuer acknowledges and agrees that (a) the rights pursuant to the International Purchase Obligations are personal to NFC and only the proceeds of such rights have been assigned to the Issuer hereunder and, with respect to the Retail Notes and Related Retail Note Assets, by NFC to NFRRC under the Purchase Agreement and from NFRRC to the Issuer hereunder and with respect to Retail Leases and Related Titling Trust Assets, by Harco Leasing to NFC under the Lease Purchase Agreement, from NFC to NFRRC under the Purchase Agreement and from NFRRC to the Issuer hereunder, (b) neither the Issuer nor the Indenture Trustee is or is intended to be a third-party beneficiary of such rights, and (c) accordingly such rights are not exercisable by, enforceable by or for the benefit of, or preserved for the benefit of, the Issuer or the Indenture Trustee. The Issuer hereby agrees and accepts the appointment and authorization of NFC as Servicer pursuant to the Servicing Agreement. The parties agree that this Agreement (including each Assignment), the Servicing Agreement, the Indenture and the Trust Agreement constitute the Further Transfer and Servicing Agreements.

     SECTION 2.05. Representations and Warranties as to the Receivables.
                   ----------------------------------------------------
Pursuant to Sections 2.01(d) and 2.02(a)(iv), the Seller assigns to the Issuer all of its right, title and interest in, to and under the Purchase Agreement. Such assigned right, title and interest includes the representations and warranties of NFC made to the Seller pursuant to Section 3.01 of the Purchase Agreement. The Seller hereby represents and warrants to the Issuer that the Seller has taken no action which would cause such representations and warranties to be false in any material respect as of the Closing Date, in the case of the Initial Receivables, and as of the related Subsequent Transfer Date, in the case of Subsequent Receivables. The Seller further acknowledges that the Issuer is relying on the representations and warranties of the Seller under this Agreement and of NFC under the Purchase Agreement in accepting the Receivables, the Series 200 Portfolio Interest and the Series 200 Portfolio Certificate in trust and
   -                                      -
executing and delivering the Securities. The foregoing representation and warranty speaks as of the Closing Date, in the case of the Initial Receivables, and as of the related Subsequent Transfer Date, in the case of Subsequent Receivables, but shall survive the sale, transfer and assignment of the Receivables, the Series 200  Portfolio
                                                                    -
Interest and the Series 200  Portfolio Certificate to the Issuer and the pledge
                           -
thereof to the Indenture Trustee pursuant to the Indenture.

     SECTION 2.06. Repurchase of Receivables Upon Breach of Warranty. Upon
                   -------------------------------------------------
discovery by the Seller, the Servicer or either Trustee of a breach of any of the representations and warranties in Section 3.01 of the Purchase Agreement (and, with respect to subsection 3.01(j) of the Purchase Agreement, irrespective of any limitation regarding knowledge of NFC) or in Section 2.05 or Section 3.01 of this Agreement that materially and adversely affects the interests of the Securityholders in any Receivable, the party discovering such breach shall give prompt written notice thereof to the others. As of the second Accounting Date following its discovery or its receipt of notice of breach (or, at the Seller's election, the first Accounting Date following such discovery or notice), unless such breach shall have been cured in all material respects, in the event of a breach of the representations and warranties made by the Seller in Section 2.05 or Section 3.01, the Seller shall repurchase such Receivable from the Issuer on the related Distribution Date. Neither the Owner Trustee, nor the Issuer shall have any affirmative duty to conduct any investigation as to the occurrence of any event requiring the repurchase of any Receivable pursuant to this Section 2.06.

          The repurchase price to be paid by any Warranty Purchaser shall be an amount equal to the Warranty Payment. It is understood and agreed that the obligation of the Warranty Purchaser to repurchase any Receivable as to which a breach has occurred and is continuing shall, if such repurchase obligations are fulfilled, constitute the sole remedy against the Seller, the Servicer or NFC for such breach available to any Interested Party.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                                  OF THE SELLER

     SECTION 3.01. Representations and Warranties of the Seller. The Seller
                   --------------------------------------------
makes the following representations and warranties as to itself on which the Issuer is relying in acquiring the Receivables, the Series 200 Portfolio
                                                              -
Interest and the Series 200  Portfolio Certificate hereunder and issuing the
                           -
Securities under the other Further Transfer and Servicing Agreements. The following representations and warranties speak as of the Closing Date in the case of the Initial Receivables and as of the applicable Subsequent Transfer Date in the case of the Subsequent Receivables, but in each case shall survive the sale, transfer and assignment of such Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (a) Organization and Good Standing. The Seller has been duly organized and
         ------------------------------
is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire and own the Receivables;

     (b) Due Qualification. The Seller is duly qualified to do business as a
         -----------------
foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires or shall require such qualification;

     (c) Power and Authority. The Seller has the power and authority to execute
         -------------------
and deliver the Further Transfer and Servicing Agreements to which it is a party (as used in this Section 3.01, the "applicable Further Transfer and Servicing Agreements") and to carry out the respective terms of such agreements and has the power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer as part of the Owner Trust Estate and has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance by the Seller of the applicable Further Transfer and Servicing Agreements have been duly authorized by the Seller by all necessary corporate action;

     (d) Binding Obligations. The applicable Further Transfer and Servicing
         -------------------
Agreements, when duly executed and delivered, shall constitute a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

     (e) No Violation. The consummation by the Seller of the transactions
         ------------
contemplated by the applicable Further Transfer and Servicing Agreements and the fulfillment of the terms of such agreements by the Seller shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument, other than the applicable Further Transfer and Servicing Agreements, or violate any law or, to the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties; and

     (f) No Proceedings. There are no proceedings or, to the Seller's knowledge,
         --------------
investigations pending or, to the Seller's knowledge, threatened before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of the applicable Further Transfer and Servicing Agreements, any Securities issued pursuant thereto and the Administration Agreement, (ii) seeking to prevent the issuance of such Securities or the consummation of any of the transactions contemplated by the applicable Further Transfer and Servicing Agreements or the Administration Agreement, or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, such Securities, the applicable Further Transfer and Servicing Agreements or the Administration Agreement.

     (g) Good Title. On the date hereof, the Seller has good title to the Series
         ----------
200  Portfolio Interest and the Series 200  Portfolio Certificate, free and
   -                                      -
clear of all Liens (other than Permitted Liens). On the date hereof, upon execution and delivery of this Agreement and the related PSA

Assignment by the Seller, good and valid title to the Series 200  Portfolio
                                                                -
Interest and the Series 200  Portfolio Certificate will be validly and
                           -
effectively conveyed to, and vested in, the Issuer, free and clear of all Liens, other than Permitted Liens, and the transfer of the Series 200 Portfolio
                                                              -
Interest and the Series 200  Portfolio Certificate by the Seller to the Issuer
                           -
has been perfected. On the date hereof, the Seller has good title to each Retail Note free and clear of all Liens (other than Permitted Liens and Liens that will be released as of such transfer). On the date hereof, good and valid title to each such Retail Note will be validly and effectively conveyed to, and vested in, the Issuer, free and clear of all Liens, other than Permitted Liens, and the transfer of such Retail Note by the Seller to the Issuer has been perfected under the UCC.

     (h) All Filings Made. All filings (including UCC filings) necessary in any
         ----------------
jurisdiction to give the Issuer a first priority perfected security or ownership interest in the Purchased Property (to the extent it constitutes Code Collateral) shall have been made, and the Receivables constitute Code Collateral; and

     (i) Valid Sale. This Agreement and the Initial PSA Assignment constitute,
         ----------
and each Subsequent Transfer PSA Assignment when duly executed and delivered shall constitute, a valid sale, transfer and assignment of the Purchased Property transferred thereby, enforceable against creditors of and purchasers from the Seller.

     SECTION 3.02. Liability of Seller. The Seller shall be liable in
                   -------------------
accordance with this Agreement only to the extent of the obligations in this Agreement specifically undertaken by the Seller.

     SECTION 3.03. Merger or Consolidation of, or Assumption of the Obligations
                   ------------------------------------------------------------
of, Seller; Amendment of Certificate of Incorporation.
-----------------------------------------------------

     (a) Any corporation (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Seller shall be a party, (iii) succeeding to the business of the Seller, or (iv) more than 50% of the voting stock of which is owned directly or indirectly by NIC, which corporation in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Seller shall provide 10 days' prior notice of any merger, consolidation or succession pursuant to this Section 3.03 to the Rating Agencies.

     (b) The Seller hereby agrees that during the term of this Agreement it shall not amend Articles Third, Fourth, Fifth, Twelfth or Fourteenth of its Restated Certificate of Incorporation without obtaining the prior written consent of the Rating Agencies or without obtaining the prior written consent of a majority of the Outstanding Amount of the Controlling Class as of the close of the preceding Distribution Date and the prior written consent of the Holders of Certificates evidencing not less than a majority of the ownership interest in the Trust as of the close of the preceding Distribution Date.

     SECTION 3.04. Limitation on Liability of Seller and Others. The Seller and
                   --------------------------------------------
any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations as Seller of the Receivables under this Agreement and that in its opinion may involve it in any expense or liability.

     SECTION 3.05. Seller May Own Securities. Each of the Seller and any Person
                   -------------------------
controlling, controlled by or under common control with the Seller may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Seller or an Affiliate thereof except as otherwise specifically provided herein. Except as otherwise provided herein, Securities so owned by or pledged to the Seller or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of such Securities.

                                   ARTICLE IV
                                   TERMINATION

     SECTION 4.01. Optional Purchase of All Receivables. On the last day of any
                   -----------------------------------
Monthly Period as of which (i) the Aggregate Receivables Balance is 10% or less of the Aggregate Starting Receivables Balance and (ii) the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes have been paid in full, the Servicer shall have the option to purchase the assets of the Owner Trust Estate other than the Designated Accounts and the Certificate Distribution Account. If the Servicer's long term unsecured debt rating from Moody's is equal to or higher than Baa3 at the time that it seeks to exercise such option, then to exercise such option, the Servicer shall deposit in the Collection Account an amount equal to the aggregate Administrative Purchase Payments for the Receivables (including Liquidating Receivables), plus the appraised value of any such other property contained in the Owner Trust Estate (less the Liquidation Expenses to be incurred in connection with the recovery thereof), such value to be determined by an appraiser mutually agreed upon by the Servicer and each Trustee. If the Servicer's long term unsecured debt rating from Moody's is less than Baa3 at the time that it seeks to exercise such option, then to exercise such option, the Servicer shall deposit in the Collection Account an amount equal to the appraised value of the Receivables (including Liquidating Receivables), plus the appraised value of any such other property contained in the Owner Trust Estate (less the Liquidation Expenses to be incurred in connection with the recovery thereof), such values to be determined by an appraiser mutually agreed upon by the Servicer and each Trustee; provided, that such amount (when added to any funds then on deposit in the Designated Accounts) must be at least equal to the aggregate Redemption Price of the outstanding Notes to be redeemed with such proceeds for the Distribution Date related to the Monthly Period in which such option is exercised. Thereupon, the Servicer shall succeed to all interests in and to the Owner Trust Estate (other than the Designated Accounts and the Certificate Distribution Account).

     SECTION 4.02. Termination.
                   ------------

     (a) Following the satisfaction and discharge of the Indenture with respect to the Notes, and the payment in full of the principal and interest on the Notes, the Certificateholders shall succeed to the rights of the Noteholders hereunder and the Owner Trustee shall succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement (subject to the continuing obligations of the Indenture Trustee set forth in Section 4.4 of the Indenture).

     (b) After payment to each Trustee, the Noteholders and the Servicer of all amounts required to be paid under this Agreement and the Indenture, any amounts on deposit in the Reserve Account and the Collection Account (after all other distributions required to be made from such accounts have been made) shall be deposited into the Certificate Distribution Account for distribution to the Certificateholders and any other assets remaining in the Owner Trust Estate shall be distributed to the Certificate Distribution Account for distribution to the Certificateholders.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

     SECTION 5.01. Amendment.
                   ---------

     (a) This Agreement may be amended by the Seller and the Issuer with the consent of the Indenture Trustee, but without the consent of any of the Securityholders, (i) to cure any ambiguity, (ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Basic Document, (iii) to add or supplement any credit enhancement for the benefit of the Noteholders of any class or the Certificateholders provided that if any such addition shall affect any class of Noteholders or the Certificateholders differently than any other class of Noteholders or the Certificateholders, respectively, then such addition shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any class of Noteholders or the Certificateholders, (iv) add to the covenants, restrictions or obligations of the Seller or either Trustee or (v) add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Securityholders.

     (b) This Agreement may also be amended from time to time by the Seller and the Issuer with the consent of the Indenture Trustee, the consent of Noteholders whose Notes evidence not less than a majority of the Outstanding Amount of the Controlling Class as of the close of the preceding Distribution Date and the consent of Certificateholders whose Certificates evidence not less than a majority of the ownership interest in the Trust as of the close of the preceding Distribution Date (which consents, whether given pursuant to this Section 5.01 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Notes or Certificates and of any Notes or Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Notes or Certificates) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; provided,
                                                                 --------
however, that no such amendment shall (i)(a) increase or reduce in any manner
-------
the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Security, the Interest Rate for any class of Notes or the Specified Reserve Account Balance or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Securities then outstanding or (ii) amend any provision of this Agreement (including Section 5.06) which requires actions taken under such provision to have the consent of Noteholders whose Notes evidence greater than a majority of the Outstanding Amount of the Controlling Class as of the preceding Distribution Date or of the Holders of Certificates evidencing greater than a majority of the ownership interest in the Trust as of the preceding Distribution Date, in each case without the consent of the Indenture Trustee and the numbers of Securityholders described in such Section.

     (c) Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification to the Rating Agencies of the substance of such amendment or consent as provided to the Indenture Trustee.

     (d) Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, and the Indenture Trustee shall furnish written notification to each Noteholder of the substance of such amendment or consent as provided to the Indenture Trustee.

     (e) It shall not be necessary for the consent of Securityholders pursuant to subsection 5.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Securityholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable requirements as either Trustee may prescribe, including the establishment of record dates pursuant to paragraph number 3 of the Note Depository Agreement.

     (f) Prior to the execution of any amendment to this Agreement, each Trustee shall be entitled to receive and rely upon the Opinion of Counsel referred to in subsection 5.02(i) and an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. Each Trustee may, but shall not be obligated to, enter into any such amendment which affects such Trustee's own rights, duties or immunities under this Agreement or otherwise.

     SECTION 5.02. Protection of Title to Owner Trust Estate.
                   -----------------------------------------

     (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer under this Agreement in the Receivables, the Series 200 Portfolio Interest and the Series 200 Portfolio Certificate and
              -                                      -
the Indenture Trustee's security interest in the Receivables, the Series 200
                                                                            -
Portfolio Interest and the Portfolio Certificate under the Indenture and hereby authorizes the Issuer to file such financing statements or continuation statements relating to all or any part thereof; provided, however, that, with
                                                --------  -------
respect to a Retail Lease, the Seller shall not be obligated to transfer the titles to any Financed Vehicle. The Seller shall deliver (or cause to be delivered) to the Owner Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) The Seller shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of
Section 9-506 of the UCC, unless it shall have given each Trustee at least 60 days prior written notice thereof.

     (c) The Seller shall give each Trustee at least 60 days prior written notice of any change in its jurisdiction of formation and shall file such financing statements or amendments as may be necessary to continue the perfection of the Issuer's security interest in the Designated Receivables and the Related Security. The Seller shall at all times maintain its jurisdiction of formation within the United States of America.

     (d) The Seller will cause the Servicer to maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and extensions of any scheduled payments made not less than 45 days prior thereto, and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

     (e) The Seller will cause the Servicer to maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Issuer, the Servicer's master computer records (including any back-up archives) that refer to any Receivable indicate clearly that the Receivable is owned by the Issuer and has been pledged by the Issuer to the Indenture Trustee. Indication of the Issuer's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the Receivable shall have been paid in full, repurchased by the Seller, purchased by the Servicer or become a Liquidating Receivable.

     (f) If at any time the Seller proposes to sell, grant a security interest in, or otherwise transfer any interest in truck, bus and trailer receivables to any prospective purchaser, lender or other transferee, the Seller shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Receivable, indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged by the Issuer to the Indenture Trustee unless such Receivable has been paid in full, repurchased by the Seller or purchased by the Servicer.

     (g) The Seller will cause the Servicer to permit each Trustee and their respective agents at any time to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivables then or previously included in the Owner Trust Estate.

     (h) The Seller will cause the Servicer to furnish to each Trustee at any time upon request a list of all Receivables then held as part of the Owner Trust Estate, together with a reconciliation of such list to the Composite Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Owner Trust Estate. Upon request, the Servicer shall furnish a copy of any such list to the Seller. Each Trustee and the Seller shall hold any such list and the Composite Schedule of Receivables for examination by interested parties during normal business hours at their respective offices located at the addresses set forth in Section 5.03.

     (i) The Seller will deliver to each Trustee promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (a) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of each Trustee in the Receivables, the Series 200 Portfolio Interest and the Series 200 Portfolio
                           -                                      -
Certificate and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest.

     (j) To the extent required by law, the Seller shall cause the Notes to be registered with the Securities and Exchange Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

     SECTION 5.03. Notices. All demands, notices and communications upon or to
                   -------
the Seller either Trustee or the Rating Agencies under this Agreement shall be delivered as specified in Appendix B hereto.
                          ----------

     SECTION 5.04. Governing Law. All questions concerning the construction,
                   -------------
validity and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law or conflict provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois; provided, however that (i) the duties and immunities of the Owner Trustee hereunder shall be governed by the laws of the State of Delaware and
(ii) the rights and remedies of the Indenture Trustee shall be governed by the laws of the State of New York.

     SECTION 5.05. Severability of Provisions. If any one or more of the
                   --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Securities or the rights of the holders thereof.

     SECTION 5.06. Assignment.Notwithstanding anything to the contrary contained
                   ----------
in this Agreement, this Agreement may not be assigned by the Seller without the prior written consent of Noteholders whose Notes evidence not less than 66% of the Outstanding Amount of the Controlling Class as of the close of the preceding Distribution Date and of Holders of Certificates evidencing not less than 66% of the ownership interest in the Trust as of the close of the preceding Distribution Date. The Seller shall provide notice of any such assignment to the Rating Agencies.

     SECTION 5.07. Third-Party Beneficiaries. This Agreement shall inure to the
                   -------------------------
benefit of and be binding upon the parties hereto, the Securityholders and the Trustees and their respective successors and permitted assigns. Except as otherwise provided in this Article V, no other Person shall have any right or obligation hereunder.

     SECTION 5.08. Separate Counterparts. This Agreement may be executed by the
                   ---------------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 5.09. Headings and Cross-References. The various headings in this
                   -----------------------------
Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

     SECTION 5.10. Assignment to Indenture Trustee. The Seller hereby
                   --------------------------------
acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders and (only to the extent expressly provided therein) the Certificateholders of all right, title and interest of the Issuer in, to and under the Owner Trust Estate and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

     SECTION 5.11. No Petition Covenants; Waiver of Claims.
                   ---------------------------------------

          (a) Notwithstanding any prior termination of this Agreement the Seller shall not, prior to the date which is one year and one day after the final distribution with respect to the Securities to the Note Distribution Account or the Certificate Distribution Account, as applicable, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

          (b) Notwithstanding any prior termination of the Series 200  Portfolio
                                                                     -
Supplement, the Issuer covenants and agrees that it shall not, prior to the date which is one year and a day after which all obligations under each Permitted Financing have been paid in full, acquiesce, petition or otherwise invoke, or join any other Person in acquiescing, petitioning or otherwise invoking, against the Titling Trust or any Special Purpose Entity, any proceeding in court or with any governmental authority for the purpose of (i) commencing or sustaining a case against the Titling Trust or such Special Purpose Entity under any federal or state bankruptcy, insolvency or similar law, or (ii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of all or any substantial part of the respective property of the Titling Trust or such Special Purpose Entity, or (iii) ordering the winding up or liquidation of the affairs of the Titling Trust or such Special Purpose Entity.

          (c) Except as otherwise provided in the Titling Trust Agreement, as may be amended, restated and supplemented from time to time, the Issuer hereby releases all Claims to the Titling Trust Assets allocated to the General Interest and to each Portfolio Interest other than the Series 200 Portfolio
                                                                 -
Interest whether then or thereafter created and, in the event that such release is not given effect, to fully subordinate all Claims it may be deemed to have against the Titling Trust Assets allocated to the General Interest and each Portfolio Interest other than the Series 200 Portfolio Interest whether then or
                                            -
thereafter created.

     SECTION 5.12. Limitation of Liability of the Trustees.
                   ---------------------------------------

     (a) Notwithstanding anything contained herein to the contrary, this
Agreement has been acknowledged and accepted by                              not
                                               -----------------------------
in its individual capacity but solely as Indenture Trustee and in no event shall have any liability for the representations,
--------------------------------
warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     (b) Notwithstanding anything contained herein to the contrary, this
Agreement has been executed by                                 not in its
                               -------------------------------
individual capacity but solely in its capacity as Owner Trustee and in no event
shall                                  in its individual capacity or, except as
      --------------------------------
expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder, or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Trust Agreement.

                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                    NAVISTAR FINANCIAL 200  OWNER TRUST
                                                          -
                                    By:                                 , not in
                                       ---------------------------------
                                    its individual capacity but solely as Owner
                                    Trustee on behalf of the Trust


                                    By:
                                      ------------------------------------------
                                    Name:
                                    Title:

                                    NAVISTAR FINANCIAL RETAIL RECEIVABLES
                                    CORPORATION, as Seller


                                    By:
                                    --------------------------------------------
                                    Name:
                                    Title:

Acknowledged and Accepted:

                            , not in
----------------------------
its individual capacity but solely as
Indenture Trustee


By:
   ---------------------------------
Name:
Title:

NAVISTAR FINANCIAL CORPORATION,
as Servicer


By:
   ---------------------------------
Name:
Title:

                                    EXHIBIT A
                 Locations of Composite Schedule of Receivables

                    The Composite Schedule of Receivables is
                           on file at the offices of:

          1.   The Indenture Trustee

          2.   The Owner Trustee

          3.   Navistar Financial Corporation

          4.   Navistar Financial Retail Receivables Corporation

                                    EXHIBIT B

                         Form of Initial PSA Assignment

     For value received, in accordance with the Pooling Agreement, dated as of
       , 200  (the "Pooling Agreement"), between Navistar Financial Retail
-------     -
Receivables Corporation, a Delaware corporation (the "Seller") and Navistar Financial 200 Owner Trust (the "Issuer"), the Seller does hereby sell, assign,
             -
transfer and otherwise convey unto the Issuer, without recourse, all right,
                                               ------- --------
title and interest of the Seller in, to and under (a) the Retail Notes identified on the Schedule of Retail Notes attached hereto having an aggregate
Starting Receivables Balance of $       and the Related Retail Note Assets with
                                 ------
respect to those Retail Notes; (b) the Series 200  Portfolio Interest, the
                                                 -
Series 200  Portfolio Certificate and the beneficial interest in the Series 200
          -                                                                    -
Portfolio Assets, including the Retail Leases identified on the Schedule of Retail Leases attached hereto having an aggregate Starting Receivables Balance
of $       and the Related Titling Trust Assets with respect to those Retail
    ------
Leases; (c) the rights, but not the obligations, of NFC under the Lease Purchase Agreement with respect to the Retail Leases included in the Initial Receivables; and (d) the Seller's rights, but not its obligations, under the Purchase Agreement and the Initial PA Assignment pursuant to Section 2.01 of the Purchase Agreement with respect to the Initial Receivables.

     The foregoing sale does not constitute and is not intended to result in any assumption by the Issuer of any obligation of the undersigned to the Obligors, Dealers, insurers or any other Person in connection with the Initial Receivables, the agreements with Dealers, any Insurance Policies or any agreement or instrument relating to any of them.

     This Initial PSA Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Pooling Agreement and is to be governed by the Pooling Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Pooling Agreement.

                                    * * * * *

     IN WITNESS WHEREOF, the undersigned has caused this Initial PSA Assignment
to be duly executed as of      , 200 .
                          -----     -

                                        NAVISTAR FINANCIAL RETAIL RECEIVABLES
                                        CORPORATION


                                        By:
                                          --------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT C

                   Form of Subsequent Transfer PSA Assignment

     For value received, in accordance with the Pooling Agreement, dated as of
    , 200  (the "Pooling Agreement"), between Navistar Financial Retail
----     -
Receivables Corporation, a Delaware corporation (the "Seller"), and Navistar Financial 200 Owner Trust (the "Issuer"), the Seller does hereby sell, assign,
             -
transfer and otherwise convey unto the Issuer, without recourse, all right,
                                               ------- --------
title and interest of the Seller in, to and under (a) the Retail Notes identified on the Schedule of Retail Notes attached hereto (which shall supplement the Composite Schedule of Receivables) having an aggregate Starting
Receivables Balance of $       and the Related Retail Note Assets with respect
                        ------
to those Retail Notes; (b) the beneficial interest in the Series 200  Portfolio
                                                                    -
Assets, including the Retail Leases identified on the Schedule of Retail Leases attached hereto (which shall supplement the Composite Schedule of Receivables)
having an aggregate Starting Receivables Balance of $       and the Related
                                                     ------
Titling Trust Assets with respect to those Retail Leases; (c) the rights, but not the obligations, of NFC under the Lease Purchase Agreement with respect to the Retail Leases included in those Subsequent Receivables; and (d) the Seller's rights, but not its obligations, under the Purchase Agreement and the Subsequent Transfer PA Assignment pursuant to Section 2.01 of the Purchase Agreement with respect to those Subsequent Receivables.

     The foregoing sale does not constitute and is not intended to result in any assumption by the Issuer of any obligation of the undersigned to the Obligors, Dealers, insurers or any other Person in connection with the Subsequent Receivables assigned hereby, the agreements with Dealers, any Insurance Policies or any agreement or instrument relating to any of them.

     This Subsequent Transfer PSA Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Pooling Agreement and is to be governed by the Pooling Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Pooling Agreement.

                                    * * * * *

IN WITNESS WHEREOF, the undersigned has caused this Subsequent Transfer PSA
Assignment to be duly executed as of                   , 200 .
                                     ------------------     -

                                     NAVISTAR FINANCIAL RETAIL RECEIVABLES
                                     CORPORATION


                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------

                                   APPENDIX A

                              PART I - DEFINITIONS

All terms used in this Appendix shall have the defined meanings set forth in this Part I when used in the Basic Documents, unless otherwise defined therein.

     Accountants' Report: As defined in Section 3.02 of the Servicing Agreement.
     -------------------                ------------

     Accounting Date: With respect to a Distribution Date, the last day of the
     ---------------
related Monthly Period, or, with respect to any initial Distribution Date that occurs in the same calendar month as the Closing Date, at the close of business on the Closing Date.

     Act: An Act as specified in Section 11.3(a) of the Indenture.
     ---                         ---------------

     Actual Payment: With respect to a Distribution Date and to a Receivable,
     --------------
all payments received by the Servicer from or for the account of the Obligor during the related Monthly Period (and, in the case of the first Distribution Date occurring after the date such Receivable is transferred to the Trust, all payments received by the Servicer from or for the account of the Obligor on or after the applicable Cutoff Date) except for any Overdue Payments or Supplemental Servicing Fees.

     Administration Agreement: That certain Administration Agreement, dated as
     ------------------------
of         , 200   among NFC, as Administrator, the Trust and the Indenture
   --------     --
Trustee, as amended, modified and supplemented from time to time.

     Administrative Purchase Payment: With respect to a Distribution Date and to
     -------------------------------
an Administrative Receivable repurchased as of the related Accounting Date (a) that is a Retail Note, a release of all claims for reimbursement of Monthly Advances made on such Administrative Receivable plus a payment equal to the sum of (i) the sum of the Scheduled Payments on such Administrative Receivable due after the Accounting Date, (ii) any reimbursement made pursuant to the last sentence of Section 2.17 of the Servicing Agreement with respect to such Receivable, (iii) all past due Scheduled Payments with respect to which a Monthly Advance has not been made minus (iv) the Rebate and (b) that is a Retail Lease, a release of all claims for reimbursement of Monthly Advances made on the Administrative Receivable plus a payment equal to the sum of (i) the sum of the Scheduled Payments on the Administrative Receivable due after the Accounting Date, including the amount of any TRAC Payment or the Obligor's purchase option,
(ii) the amount equal to any reimbursements of Outstanding Monthly Advances made to the Servicer from proceeds of other Receivables, and (iii) all past due Scheduled Payments with respect to which a Monthly Advance has not been made minus (iv) any Unearned Income.

     Administrative Receivable: As defined in Section 2.08 of the Servicing
     -------------------------                ------------
Agreement.

     Administrator: NFC or any successor Administrator under the Administration
     -------------
Agreement.

     Affiliate: With respect to any specified Person, any other Person
     ---------
controlling, controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agency Office: The office of the Issuer maintained pursuant to Section 3.2
     -------------                                                  -----------
of the Indenture.

     Aggregate Losses: With respect to a Monthly Period, the sum of (i) the
     ----------------
aggregate of the Receivable Balances of all Receivables newly designated during such Monthly Period as Liquidating Receivables, plus (ii) the aggregate principal portion of Scheduled Payments due but not received with respect to all such Receivables prior to the date any such Receivable was designated a Liquidating Receivable minus (iii) Liquidation Proceeds collected during such Monthly Period with respect to all Liquidating Receivables.

     Aggregate Class A Noteholders' Interest Distributable Amount: With respect
     ------------------------------------------------------------
to any Distribution Date, the sum of the Class A Noteholders' Interest Distributable Amounts for all classes of Class A Notes and the Class A Noteholders' Interest Carryover Shortfall as of the preceding Distribution Date.

     Aggregate Note Principal Balance: With respect to the close of a
     --------------------------------
Distribution Date, the sum of the Note Principal Balances for all classes of Notes.

     Aggregate Receivables Balance: As of any date, the sum of the Receivables
     -----------------------------
Balances of all outstanding Receivables (other than Liquidating Receivables).

     Aggregate Residual Value: The aggregate of the Residual Values for all
     ------------------------
Leased Vehicles subject to a Retail Lease.

     Aggregate Starting Receivables Balance: As of any date of determination,
     --------------------------------------
the sum of the Starting Receivables Balances of the Initial Receivables as of
the Initial Cutoff Date, which is $              , plus the aggregate Starting
                                   --------------
Receivables Balances (as of the related Subsequent Cutoff Date) for all Subsequent Receivables sold to the Issuer on or prior to such date of determination.

     Annual Percentage Rate or APR: In the case of Retail Notes, the annual
     ----------------------    ---
percentage rate specified in the Contract related to such Retail Note and, in the case of Retail Leases, the implicit interest rate in the Contract related to such Retail Lease calculated as an annual percentage rate on a constant yield to maturity basis.

     Applicable Trustee: So long as the Aggregate Note Principal Balance is
     ------------------
greater than zero and the Indenture has not been discharged in accordance with its terms, the Indenture Trustee, and thereafter, the Owner Trustee.

     Assignment: The Initial PSA Assignment or any Subsequent Transfer PSA
     ----------
Assignment.

     Authorized Officer: With respect to the Issuer, any officer of the Owner
     ------------------
Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and with respect to any other Person, a Vice President or more senior officer of such Person who is authorized to act for such Person with respect to such matters.

     Available Purchase Amount: As of any Subsequent Transfer Date, the excess,
     -------------------------
if any, of $               over the Aggregate Starting Receivables Balance on
            --------------
(and before giving effect to any transfers of Receivables on) such Subsequent Transfer Date.

     Basic Documents: The Trust Agreement, the Certificate of Trust, the
     ---------------
Purchase Agreement, each PA Assignment, the Servicing Agreement, each Assignment, the Administration Agreement, the Note Depository Agreement, the Indenture (including any supplements thereto), the Pooling Agreement, the Servicing Agreement, the Lease Purchase Agreement, the Titling Trust Documents, each Schedule of Retail Notes and Schedule of Retail Loans, and the other documents and certificates delivered in connection with each of the foregoing from time to time.

     Basic Servicing Fee: As defined in Section 2.09 of the Servicing Agreement.
     -------------------                ------------

     Basic Servicing Fee Rate: As defined in Section 2.09 of the Servicing
     ------------------------                ------------
Agreement.

     Benefit Plan: Any one of (a) an employee benefit plan (as described in
     ------------
Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA,
(b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in such entity.

     Book-Entry Note: Notes in which ownership and transfers shall be made
     ---------------
through book entries by a Clearing Agency as described in Section 2.10 of the
                                                          ------------
Indenture.

     Business Day: Any day other than a Saturday, a Sunday or any other day on
     ------------
which banking institutions in New York, New York or Chicago, Illinois are authorized or required by law to close.

     Business Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12
     ----------------------
Del. Codess.3801 et seq., as the same may be amended from time to time.

     Certificate: Any one of the certificates executed by the Issuer and
     -----------
authenticated by or on behalf of the Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.

     Certificate Distribution Account: The account designated as such,
     --------------------------------
established and maintained pursuant to Section 5.1(a) of the Trust Agreement.

     Certificate of Title: With respect to a Financed Vehicle, the certificate
     --------------------
of title or other evidence of ownership of such Financed Vehicle issued by a registrar of titles in the jurisdiction in which such Financed Vehicle is registered.

     Certificate of Trust: The certificate of trust of the Issuer substantially
     --------------------
in the form of Exhibit B to the Trust Agreement to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

     Certificate Register: The register of Certificates specified in Section 3.4
     --------------------
of the Trust Agreement.

     Certificate Registrar: The registrar at any time of the Certificate
     ---------------------
Register, appointed pursuant to Section 3.4(a) of the Trust Agreement.

     Certificated Security: Shall have, as of any date, the meaning given to
     ---------------------
such term under the applicable UCC in effect on such date.

     Certificateholder: A Person in whose name a Certificate is registered
     -----------------
pursuant to the terms of the Trust Agreement.

     Claim: As defined in the Titling Trust Agreement.
     -----

     Class A Noteholders' Interest Carryover Shortfall: As of the close of any
     -------------------------------------------------
Distribution Date, the excess of the Aggregate Class A Noteholders' Interest Distributable Amount for such Distribution Date over the amount that was actually deposited in the Note Distribution Account on the day preceding such current Distribution Date in respect of interest on the Class A Notes.

     Class A Noteholders' Interest Distributable Amount: (a) With respect to the
     --------------------------------------------------
Class A-1 Notes and any Distribution Date, the product of (1) the outstanding principal balance of the Class A-1 Notes on the preceding Distribution Date after giving effect to all payments of principal in respect of the Class A-1 Notes on such preceding Distribution Date (or, in the case of the first Distribution Date, the outstanding principal balance on the Closing Date) and
(2) the product of the Interest Rate for the Class A-1 Notes and a fraction, the numerator of which is the actual number of days elapsed from the most recent Distribution Date on which interest has been paid (or the Closing Date, in the case of the initial period) to but excluding the current Distribution Date, and the denominator of which is 360, and (b) with respect to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes and any Distribution Date, the product of (1) the outstanding principal balance of such class of Class A Notes on the preceding Distribution Date after giving effect to all payments of principal in respect of such class of Class A Notes on such preceding Distribution Date (or, in the case of the first Distribution Date, the outstanding principal balance on the Closing Date) and (2) the product of the Interest Rate for such class of Class A Notes and a fraction, the numerator of which is 30 (or, in the case of the first Distribution Date, the number of days elapsed from the Closing Date to but excluding such Distribution Date), and the denominator of which is 360.

     Class A Notes: Collectively, the Class A-1 Notes, Class A-2 Notes, Class
     -------------
A-3 Notes and Class A-4 Notes.

     Class A-1 Notes: The Class A-1     % Asset Backed Notes in the aggregate
     ---------------                ----
principal amount of $           issued pursuant to the Indenture.
                     ----------

     Class A-2 Notes: The Class A-2     % Asset Backed Notes in the aggregate
     ---------------                ----
principal amount of $            issued pursuant to the Indenture.
                     -----------

     Class A-3 Notes: The Class A-3     % Asset Backed Notes in the aggregate
     ---------------                ----
principal amount of $            issued pursuant to the Indenture.
                     -----------

     Class A-4 Notes: The Class A-4     % Asset Backed Notes in the aggregate
     ---------------                ----
principal amount of $           issued pursuant to the Indenture.
                     ----------

     Class B Notes: The Class B     % Asset Backed Notes in the aggregate
     -------------              ----
principal amount of $           issued pursuant to the Indenture.
                     ----------

     Class B Noteholders' Interest Carryover Shortfall: As of the close of any
     -------------------------------------------------
Distribution Date, the excess of (i) the Class B Noteholders' Interest Distributable Amount for such Distribution Date over (ii) the amount that was actually deposited in the Note Distribution Account on the day preceding such current Distribution Date in respect of interest on the Class B Notes.

     Class B Noteholders' Interest Distributable Amount: With respect to any
     --------------------------------------------------
Distribution Date, the sum of (i) the Class B Noteholders' Monthly Interest Distributable Amount for such Distribution Date and (ii) the Class B Noteholders' Interest Carryover Shortfall as of the preceding Distribution Date.

     Class B Noteholders' Monthly Interest Distributable Amount: With respect to
     ----------------------------------------------------------
any Distribution Date, the product of (i) the outstanding principal balance of the Class B Notes on the preceding Distribution Date after giving effect to all payments of principal in respect of the Class B Notes on such preceding Distribution Date (or, in the case of the first Distribution Date, the outstanding principal balance on the Closing Date) and (ii) the product of the Interest Rate for the Class B Notes and a fraction, the numerator of which is 30 (or, in the case of the first Distribution Date, the number of days elapsed from the Closing Date to but excluding such Distribution Date) and the denominator of which is 360.

     Clearing Agency: An organization registered as a "clearing agency" pursuant
     ---------------
to Section 17A of the Exchange Act. The Clearing Agency shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the New York UCC.

     Clearing Agency Participant: A securities broker, dealer, bank, trust
     ---------------------------
company, clearing corporation or other financial institution or other Person for whom from time to time a Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

     Closing Date:           , 200  .
                   ----------     --

     Closing: As defined in Section 2.03 of the Purchase Agreement.
     -------

     Code: The Internal Revenue Code of 1986, as amended, and Treasury
     ----
Regulations promulgated thereunder.

     Code Collateral: Any property a security interest in which may be perfected
     ---------------
by filing under the applicable UCC.

     Collateral: As defined in the granting clause of the Indenture.
     ----------

     Collateral Account: As defined in the Titling Trust Agreement.
     ------------------

     Collateral Agency Agreement: As defined in the Titling Trust Agreement.
     ---------------------------

     Collateral Agent: As defined in the Titling Trust Agreement.
     ----------------

     Collateral Supplement: A supplement to the Collateral Agency Agreement
     ---------------------
related to the Series 200  Portfolio Interest executed in accordance therewith.
                         -

     Collected Amount: With respect to any Distribution Date, the sum of the
     ----------------
following amounts with respect to the related Monthly Period: (i) all Collections received by the Servicer during such Monthly Period, (ii) all Monthly Advances made by the Servicer pursuant to Section 2.14 of the Servicing Agreement, and (iii) all Warranty Payments and Administrative Purchase Payments or the Optional Purchase Proceeds; less an amount equal to the aggregate of the amounts representing reimbursement for Outstanding Monthly Advances and Liquidation Expenses pursuant to Section 8.2(b)(i) of the Indenture.

     Collection Account: The account designated as such, established and
     ------------------
maintained pursuant to Section 2.02(a)(i) of the Servicing Agreement.
                       ------------------

     Collections: All amounts received from Obligors or otherwise in respect of
     -----------
Receivables during the related Monthly Period, whether constituting principal, interest, lease payments, TRAC Payments, proceeds of sales of Financed Vehicles, Insurance Proceeds, Liquidation Proceeds or otherwise, except for Supplemental Servicing Fees received on the Receivables and the Related Security.

     Composite Schedule of Receivables: As defined in Section 3.04 of the
     ---------------------------------                ------------
Servicing Agreement.

     Contract: With respect to a Retail Note or Retail Lease, the related
     --------
contract(s) or other agreement(s) with the related Obligor which set for the terms of such Retail Note or Retail Lease as the case may be.

     Contractual Obligation: As to any Person, any provision of any security
     ----------------------
issued by such Person or any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

     Controlling Class: (a) So long as any Class A Notes are outstanding, the
     -----------------
Class A Notes, (b) if the Class A Notes are no longer outstanding but the Class B Notes are outstanding, the Class B Notes, and (c) if the Notes are no longer outstanding, the Certificates.

     Corporate Trust Office: With respect to the Indenture Trustee, the Owner
     ----------------------
Trustee, the General Interest Trustee or the Portfolio Interest Trustee, the principal office at which at any particular time the corporate trust business of the that Person shall be administered, which office at the Closing Date is
located at                                   with respect to the Indenture
           ---------------------------------
Trustee, at               with respect to the Owner Trustee, at          with
            -------------                                       --------
respect to the Portfolio Trustee, and at            with respect to the General
                                         ----------
Interest Trustee.

     Custodian: NFC, as Servicer, or another custodian named from time to time
     ---------
in the Servicing Agreement.

     Cutoff Date: With respect to an Initial Receivable, the Initial Cutoff
     -----------
Date, and with respect to a Subsequent Receivable, the related Subsequent Cutoff Date.

     Dealer: (i) a Person with whom International has a valid dealer
     ------
sales/maintenance agreement to sell International Vehicles, (ii) a Person with whom NFC has an agreement to extend new or used truck, truck chassis, bus or trailer floor plan financing terms, (iii) a truck, bus, or trailer equipment manufacturer with whom International has a valid agreement to sell International Vehicles, or (iv) a Person selling or leasing a truck, bus or trailer that secures a Retail Note or a Retail Lease acquired by NFC or one of its affiliates.

     Dealer Liability: With respect to any Receivable, all rights, claims and
     ----------------
actions of Navistar Financial against the Dealer which sold the Financed Vehicle(s) which gave rise to such Receivable and any successor Dealer for recourse or reimbursement of any losses, costs or expenses arising as a result of a default by the Obligor on such Receivable.

     Default: Any occurrence that is, or with notice or the lapse of time or
     -------
both would become, an Event of Default.

     Definitive Certificates: The Certificates specified in Section 3.13 of the
     -----------------------
Trust Agreement.

     Definitive Notes: The Notes specified in Section 2.12 of the Indenture.
     ----------------

     Delaware Trustee: As defined in the Series 200  Portfolio Supplement.
     ----------------                              -

     Delinquency Percentage: With respect to a Distribution Date, the aggregate
     ----------------------
Gross Balances of all outstanding Receivables which are 61 days or more past due as of the last day of the related Monthly Period, as determined in accordance with the Servicer's normal practices, expressed as a percentage of the aggregate Gross Balances of all outstanding Receivables on the last day of such Monthly Period.

     Designated Account Property: The Designated Accounts, all amounts and
     ---------------------------
investments held from time to time in any Designated Account (whether in the form of deposit accounts, Physical

Property, book-entry securities, uncertificated securities or otherwise) including the Reserve Account Initial Deposit and all proceeds of the foregoing.

     Designated Accounts: Collectively, the Collection Account, the Reserve
     -------------------
Account, the Note Distribution Account the Negative Carry Account and the Pre-Funding Account.

     Designated Collateral: As defined in the Titling Trust Agreement.
     ---------------------

     Designated Receivables: As defined in Section 2.01 of the Purchase
     ----------------------
Agreement.

     Designated Retail Leases: As defined in Section 2.03 of the Lease Purchase
     ------------------------                ------------
Agreement.


     Determination Date: The day that is two Business Days prior to the
     ------------------
Distribution Date.

     Distribution Date: With respect to a Monthly Period, the 15th day of the
     -----------------
next succeeding calendar month or, if such 15th day is not a Business Day, the
next succeeding Business Day, commencing         15 , 200  .
                                         -------         --

     Dollars or $: Lawful currency of the United States of America.
     ------------

     Electing Holder: As defined in the Titling Trust Agreement.
     ---------------

     Eligible Deposit Account: Either (i) a segregated account with an Eligible
     ------------------------
Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade for long-term unsecured debt.

     Eligible Institution: A depository institution organized under the laws of
     --------------------
the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (A) which has either (1) a long-term unsecured debt rating of at least ["AA"] from S&P and ["Aa2"] from Moody's or (2) a short-term unsecured debt or certificate of deposit rating of at least "A-1" from S&P and "P-1" from Moody's, (B) whose deposits are insured by the FDIC and (C) having a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

     Eligible Investments: Book-entry securities, negotiable instruments or
     --------------------
securities represented by instruments in bearer or registered form which evidence:

          (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America;

          (ii) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the
                              --------  -------
     investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby;

          (iii) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby;

          (iv) investments in money market or common trust funds having a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective affiliates is investment manager or advisor, so long as such fund shall have such rating);

          (v) bankers' acceptances issued by any depository institution or trust company referred to in clause (ii) above;

          (vi) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (A) a depository institution or trust company (acting as principal) described in clause (ii) or (B) a depository institution or trust company the deposits of which are insured by FDIC or the counterparty for which has a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations, the collateral for which is held by a custodial bank for the benefit of the Issuer or the Indenture Trustee, is marked to market daily and is maintained in an amount that exceeds the amount of such repurchase obligation, and which requires liquidation of the collateral immediately upon the amount of such collateral being less than the amount of such repurchase obligation (unless the counterparty immediately satisfies the repurchase obligation upon being notified of such shortfall);

          (vii) commercial paper master notes having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category for short-term unsecured debt obligations; and

          (viii) any other investment permitted by each of the Rating Agencies.

in each case, other than as permitted by the Rating Agencies, maturing not later than the Business Day immediately preceding the next Distribution Date.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.
     -----

     Event of Default: An event described in Section 5.1 of the Indenture.
     ----------------                        -----------

     Exchange Act: The Securities Exchange Act of 1934, as amended.
     ------------

     Executive Officer: With respect to any corporation, the Chief Executive
     -----------------
Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary, the Treasurer, Assistant Secretary or Assistant Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

     Expenses: The expenses described in Section 6.9 of the Trust Agreement.
     --------

     FDIC: The Federal Deposit Insurance Corporation or any successor entity
     ----
thereto.

     Final Scheduled Distribution Date: With respect to a class of Securities,
     ---------------------------------
the date set forth below opposite such Securities:

            Class A-1 Notes:                , 200
                                  ----------     --
            Class A-2 Notes:                , 200
                                  ----------     --
            Class A-3 Notes:                , 200
                                  ----------     --
            Class A-4 Notes:                , 200
                                  ----------     --
            Class B Notes:                  , 200
                                  ----------     --

     Finance Lease: A Retail Lease that is not a TRAC Lease and which is
     -------------
required by GAAP to be capitalized on the balance sheet of the related Obligor .

     Financed Vehicle: A new or used truck, truck chassis bus or trailer,
     ----------------
together with any accessions thereto which were financed with the proceeds of the related Receivable, securing an Obligor's indebtedness under a Receivable. A Receivable may be secured by one or more Financed Vehicles.

     Financial Asset: The meaning given such term in Revised Article 8. As used
     ---------------
herein, the Financial Asset "related to" a Security Entitlement is the Financial Asset in which the entitlement holder (as defined in Revised Article 8) holding such Security Entitlement has the rights and property interest specified in Revised Article 8.

     Full Prepayment: With respect to a Distribution Date, that portion of an
     ---------------
Actual Payment (other than the Scheduled Payment), which with respect to (i) any Retail Note, is sufficient to prepay such Receivable in full (after application of the Scheduled Payment), (ii) a Retail Note secured by multiple Financed Vehicles, equals the unpaid principal amount of the Retail Note relating to any Financed Vehicle, as determined by the Servicer in accordance with its customary servicing procedures or, (iii) a Retail Lease, equals the Outstanding Capitalized Cost on the Financed Vehicle related thereto.

     Funding Percentage: With respect to any Distribution Date, the percentage
     ------------------
derived from the fraction the numerator of which is the Pre-Funded Amount and the denominator of which is the sum of the Aggregate Receivables Balance and the Pre-Funded Amount, in each case, as of the last day of the related Monthly Period.

     Funding Period: The period beginning on and including the Closing Date and
     --------------
ending on the first to occur of (a) the Distribution Date on which the amount on deposit in the Pre-Funding Account (after giving effect to any transfers therefrom in connection with the transfer of Subsequent Receivables to the Issuer on such Distribution Date) is not greater than $100,000, (b) the date on which an Event of Default or a Servicer Default occurs, (c) the date on which an Insolvency Event occurs with respect to the Seller or NFC or (d) the close of
business on the            200   Distribution Date.
                ----------    --

     Further Transfer and Servicing Agreements: The Pooling Agreement, including
     -----------------------------------------
each Assignment, the Servicing Agreement, the Trust Agreement and the Indenture.

     GAAP: Generally accepted accounting principles in the United States of
     ----
America in effect from time to time.

     General Collection Account: As defined in the Titling Trust Agreement.
     --------------------------

     General Interest: As defined in the Titling Trust Agreement.
     ----------------

     General Interest Trustee: As defined in the Titling Trust Agreement.
     ------------------------

     General Titling Trust Assets: Shall have the meaning given to the term
     ----------------------------
"General Trust Assets" in the Titling Trust Agreement.

     GI Holder: A holder of a certificate representing a divided beneficial
     ---------
interest in the General Interest.

     Governmental Authority: Any nation or government, any state, province or
     ----------------------
other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     Grant: To mortgage, pledge, bargain, sell, warrant, alienate, remise,
     -----
release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for lease payments and principal and interest payments in respect of, the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

     Grantor: As defined in the Titling Trust Agreement.
     -------

     Gross Balance: As of any date of determination, (i) with respect to a
     -------------
Retail Note, the unpaid principal balance of such Retail Note as of such date plus, with respect to a Retail Note classified as a "finance charge-included contract", the finance charges included in the payments due with respect to such Retail Note on or after such date, and (ii) with respect to a Retail Lease, the aggregate remaining periodic rental payments plus the TRAC Payment or purchase option price set forth in such Retail Lease (which, for such purposes, shall be assumed to be made on the last day of the lease term).

     Guaranty: With respect to any Receivable, a personal or commercial guaranty
     --------
of an Obligor's performance with respect to such Receivable.

     Harco Leasing: Harco Leasing Company, Inc., a Delaware corporation and its
     -------------
successors and assigns.

     Holder: The Person in whose name a Note is registered on the Note Register.
     ------

     Indemnified Parties: The Persons specified in Section 6.9 of the Trust
      ------------------  Agreement.

     Indenture: The Indenture, between the Issuer and the Indenture Trustee,
     ---------
dated as of the date hereof, as the same may from time to time be amended, modified or otherwise supplemented.

     Indenture Trustee:                      , a                , not in its
                        ---------------------   ----------------
individual capacity but solely as trustee under the Indenture, or any successor indenture trustee under the Indenture.

     Independent: When used with respect to any specified Person, that the
     -----------
Person (i) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Independent Certificate: A certificate or opinion to be delivered to the
     -----------------------
Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an
                                     ------------
Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" and that the signer is Independent within the meaning thereof.

     Indirect Participant: A securities broker, dealer, bank, trust company or
     --------------------
other Person that clears through or maintains a custodial relationship with a Clearing Agency Participant, either directly or indirectly.

     Initial Beneficiary: As defined in the Titling Trust Agreement.
     -------------------

     Initial Capitalized Cost: With respect to a Retail Lease, the aggregate
     ------------------------
amount of financing provided for the related Financed Vehicle or Vehicles, including insurance premiums, service and warranty contracts, federal excise taxes, sales taxes, and other items customarily financed as part of Retail Leases and related costs.

     Initial Cutoff Date:           , 200  .
                          ----------     --

     Initial PA Assignment: As defined in Section 2.01 of the Purchase
     ----------------------
Agreement.

     Initial PSA Assignment: As defined in Section 2.01 of the Pooling
     -----------------------
Agreement.

     Initial Receivables: Receivables transferred to the Trust on the Closing
     -------------------
Date as set forth on the Schedule of Retail Notes and the Schedule of Retail Leases attached to the Initial PSA Assignment.

     Insolvency Event: With respect to a specified Person, (i) the entry of a
     ----------------
decree or order by a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator for such Person, in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of such Person's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; (ii) the consent by such Person to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Person or of or relating to substantially all of such Person's property, or (iii) such Person shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

     Insolvency Laws: The Bankruptcy Code and any other applicable federal or
     ---------------
state bankruptcy, insolvency or other similar law.

     Insurance Policy: With respect to any Receivable, an insurance policy
     ----------------
covering physical damage, credit life, credit disability, theft, mechanical breakdown or similar event to each Financed Vehicle securing such Receivable.

     Insurance Proceeds: Proceeds of any Insurance Policy with respect to such
     ------------------
Receivable.

     Interest Rate: With respect to the Class A-1 Notes,    % per annum, with
     -------------                                       ---
respect to the Class A-2 Notes,    % per annum, with respect to the Class A-3
                                ---
Notes,    % per annum, with respect to the Class A-4 Notes,    % per annum and
       ---                                                  ---
with respect to the Class B Notes,    % per annum.
                                   ---

     Interested Parties: The Issuer and each other party identified or described
     ------------------
in the Purchase Agreement or the Further Transfer and Servicing Agreements as having an interest as owner, trustee, secured party or Securityholder with respect to the Purchased Property.

     International: International Truck and Engine Corporation, a Delaware
     -------------
corporation, and its successors

and assigns.

     International Purchase Obligations: Certain obligations of International,
     ----------------------------------
subject to limitations, to purchase Financed Vehicles securing Liquidating Receivables pursuant to Article VI and other provisions of the Master
                        ----------
Intercompany Agreement by and between Navistar Financial and International dated as of April 26, 1993, as such Master Intercompany Agreement may be amended, supplemented, restated or otherwise modified.

     International Vehicle: Any truck, truck chassis, bus or trailer produced by
     ---------------------
or for, International or its Subsidiaries or sold by International or its Subsidiaries to Dealers, including any body parts or accessions attached thereto.

     Investment Company Act: The Investment Company Act of 1940, as amended.
     ----------------------

     Investment Earnings: Investment earnings on funds deposited in the
     -------------------
Designated Accounts, net of losses and investment expenses, during the applicable Monthly Period.

     Issuer: The party named as such in the Pooling Agreement and the Indenture
     ------
until a successor replaces it and, thereafter, means the successor and, for all purposes of any provision contained therein and required by the TIA, each other obligor on the Notes.

     Issuer Order and Issuer Request: A written order or request signed in the
     -------------------------------
name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     Lease Purchase Agreement: The Lease Purchase Agreement, dated as of the
     ------------------------
Closing Date, by and between Harco Leasing and Navistar Financial.

     Lease Purchase Closing: As defined in Section 2.03 of the Lease Purchase
     ----------------------                ------------
Agreement.

     Lease Purchase Date: As defined in Section 2.02 of the Lease Purchase
     -------------------                ------------
Agreement.

     Lease Purchase Price: As defined in Section 2.03 of the Lease Purchase
     --------------------                ------------
Agreement.

     Lien: Any security interest, lien, charge, pledge, equity or encumbrance of
     ----
any kind other than liens for taxes not yet due and payable, mechanics' liens, any liens that attach by operation of law, and any liens being contested by appropriate measures.

     Liquidating Receivable: A Receivable (i) as to which the Servicer (a) has
     ----------------------
reasonably determined, in accordance with its customary servicing procedures, that eventual payment of amounts owing on such Receivable is unlikely, or (b) has repossessed the Financed Vehicle or all Financed Vehicles securing the Receivable or (ii) as to which any related Scheduled Payment is at least 210 days overdue.

     Liquidation Expenses: With respect to a Liquidating Receivable, an amount
     --------------------
not to exceed $750 (or such greater amount as the Servicer determines necessary in accordance with its customary procedures to refurbish and dispose of a repossessed Financed Vehicle) as an allowance for amounts charged to the account of the Obligor, in keeping with the Servicer's customary procedures, for repossession, refurbishment and disposition of the Financed Vehicle including out-of-pocket costs related to the liquidation.

     Liquidation Proceeds: With respect to a Liquidating Receivable, all
     --------------------
amounts realized with respect to such Receivable, including the benefits of any lease assignments, Insurance Proceeds, proceeds from any Dealer Liability, proceeds from any International Purchase Obligations and proceeds from any Guaranties, net of amounts that are required to be refunded to the Obligor on such Receivable.

     Material Adverse Effect: With respect to a Person, a material adverse
     -----------------------
effect on (a) the ability of such Person to perform its obligations under any of the Basic Documents or (b) the validity or enforceability of any of the Basic Documents or the rights or remedies of any other Person thereunder.

     Maximum Negative Carry Amount: With respect to the Closing Date and any
     -----------------------------
Distribution Date, the product of (i) the excess of (a) the weighted average of
the Interest Rates on the Notes as of such date over (b)     %, multiplied by
                                                         ----
(ii) the amount on deposit in the Pre-Funding Account on such date multiplied by
(iii) the fraction of a year represented by the number of days from such date until the end of the Funding Period (calculated on the basis of a 360-day year of twelve 30-day months).

     Monthly Advance: As defined in Section 2.14 of the Servicing Agreement.
     ---------------                ------------

     Monthly Period: With respect to a Determination Date, a Record Date and a
     --------------
Distribution Date, the calendar month preceding the month in which such date occurs. With respect to an Accounting Date, the calendar month in which such Accounting Date occurs.

     Monthly Remittance Conditions: As defined in Section 2.12 of the Servicing
     -----------------------------                ------------
Agreement.

     Moody's: Moody's Investors Service, or its successor.
     -------

     Navistar Financial or NFC: Navistar Financial Corporation, a Delaware
     -------------------------
corporation and its successors and assigns.

     Negative Carry Account: The account designated as such, established and
     ----------------------
maintained pursuant to Section 2.02(a)(vi) of the Servicing Agreement.

     Negative Carry Account Initial Deposit: As defined in Section 8.12(a) of
     --------------------------------------
the Indenture.

     Negative Carry Account Property: As defined in the Granting Clause of the
     -------------------------------
Indenture.

     Negative Carry Amount: With respect to any Distribution Date, the excess
     ---------------------
(if any) of (i) the product of (a) the sum of the Aggregate Class A Noteholders' Interest Distributable Amount and the Class B Noteholders' Interest Distributable Amount for such Distribution Date multiplied by (b) the

Funding Percentage for such Distribution Date over (ii) the Investment Earnings on amounts in the Pre-Funding Account during the related Monthly Period.

     New York UCC: The UCC as in effect in the State of New York.
     ------------

     NFRRC: Navistar Financial Retail Receivables Corporation, a Delaware
     -----
corporation, and its successors and assigns.

     NIC: Navistar International Corporation, a Delaware corporation and its
     ---
successors and assigns.

     Note Depository: The depositary from time to time selected by the Indenture
     ----------------
Trustee on behalf of the Issuer in whose name the Notes are registered prior to the issue of Definitive Notes. The first Note Depository shall be Cede & Co., the nominee of the initial Clearing Agency.

     Note Depository Agreement: The agreement, dated as of the Closing Date,
     -------------------------
among the Issuer, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency relating to the Notes, substantially in the form of Exhibit D to the Indenture, as the same may be amended and supplemented from
--------
time to time.

     Note Distribution Account: The account designated as such, established and
     -------------------------
maintained pursuant to Section 2.02(a)(ii) of the Servicing Agreement.
                       -------------------

     Note Owner: With respect to a Book-Entry Note, the Person who is the
     ----------
beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in each case in accordance with the rules of such Clearing Agency).

     Note Pool Factor: With respect to any class of Notes and any Distribution
     ----------------
Date, a seven-digit decimal figure computed by the Servicer which is equal to the Note Principal Balance for such class as of the close of such Distribution Date divided by the initial Note Principal Balance for such class.

     Note Principal Balance: With respect to any class of Notes and any
     ----------------------
Distribution Date, the initial aggregate principal balance of such class of Notes, reduced by all previous payments to the Noteholders of such class in respect of principal of such Notes, other than the Noteholders' Prepayment Premium.

     Note Register: With respect to any class of Notes, the register of such
     -------------
Notes maintained pursuant to Section 2.4(a) of the Indenture.

     Note Registrar: The registrar at any time of the Note Register, appointed
     --------------
pursuant to Section 2.4 of the Indenture.
            -----------

     Noteholders: Holders of record of the Notes pursuant to the Indenture and,
     -----------
with respect to any class of Notes, holders of record of such class of Notes pursuant to the Indenture.

     Noteholders' Prepayment Premium: With respect to (i) the Class A-1 Notes,
     -------------------------------
an amount equal to the excess, if any, discounted as described below, of (a) the amount of interest that would have accrued on the portion of the remaining Pre-Funded Amount to be paid to the Noteholders of the Class A-1 Notes pursuant to Section 8.2(e) of the Indenture (the "Class A-1 Note Prepayment Amount") at the Interest Rate of such class during the period commencing on and including the Distribution Date on which such Class A-1 Note Prepayment Amount is required
to be paid to but excluding          , 200   , over (b) the amount of interest
                            ---------     --
that would have accrued on such Class A-1 Note Prepayment Amount over the same period at a per annum rate of interest equal to the bond equivalent yield to maturity on the Determination Date preceding such Distribution Date on the
United States Treasury Bill due          , 200   (such excess to be discounted
                                ---------     --
on a monthly basis to present value to such Distribution Date at the yield described in clause (i)(b) above), (ii) the Class A-2 Notes, an amount equal to the excess, if any, discounted as described below, of (a) the amount of interest that would have accrued on the portion of the remaining Pre-Funded Amount to be paid to the Noteholders of the Class A-2 Notes pursuant to Section 8.2(e) of the Indenture (the "Class A-2 Note Prepayment Amount") at the Interest Rate of such class during the period commencing on and including the Distribution Date on which such Class A-2 Note Prepayment Amount is required to be paid to but
excluding           , 200  , over (b) the amount of interest that would have
          ----------     --
accrued on such Class A-2 Note Prepayment Amount over the same period at a per annum rate of interest equal to the bond equivalent yield to maturity on the
Determination Date preceding such Distribution Date on the      % United States
                                                           -----
Treasury Note due         , 200   (such excess to be discounted on a monthly
                  --------     --
basis to present value to such Distribution Date at the yield described in clause (ii)(b) above), (iii) the Class A-3 Notes, an amount equal to the excess, if any, discounted as described below, of (a) the amount of interest that would have accrued on the portion of the remaining Pre-Funded Amount to be paid to the Noteholders of the Class A-3 Notes pursuant to Section 8.2(e) of the Indenture (the "Class A-3 Note Prepayment Amount") at the Interest Rate of such class during the period commencing on and including the Distribution Date on which such Class A-3 Note Prepayment Amount is required to be paid to but excluding
          , 200  over (b) the amount of interest that would have accrued on such
----------     --
Class A-3 Note Prepayment Amount over the same period at a per annum rate of interest equal to the bond equivalent yield to maturity on the Determination
Date preceding such Distribution Date on the      % United States Treasury Note
                                             -----
due         , 200   (such excess to be discounted on a monthly basis to present
    --------     --
value to such Distribution Date at the yield described in clause (iii)(b) above), (iv) the Class A-4 Notes, an amount equal to the excess, if any, discounted as described below, of (a) the amount of interest that would have accrued on the portion of the remaining Pre-Funded Amount to be paid to the Noteholders of the Class A-4 Notes pursuant to Section 8.2(e) of the Indenture (the "Class A-4 Note Prepayment Amount") at the Interest Rate of such class during the period commencing on and including the Distribution Date on which such Class A-4 Note Prepayment Amount is required to be paid to but excluding
       , 200  , over (b) the amount of interest that would have accrued on such
-------     --
Class A-4 Note Prepayment Amount over the same period at a per annum rate of interest equal to the bond equivalent yield to maturity on the Determination
Date preceding such Distribution Date on the      % United States Treasury Note
                                             -----
due         , 200   (such excess to be discounted on a monthly basis to present
    --------     --
value to such Distribution Date at the yield described in clause (iv)(b) above) and (v) the Class B Notes, an amount equal to the excess, if any, discounted as described below, of (a) the amount of interest that would have accrued on the portion of the remaining Pre-Funded Amount to be paid to the Noteholders of the Class B Notes pursuant to Section 8.2(e) of the Indenture (the "Class B Note Prepayment Amount") at the Interest Rate of such class during the period commencing on and including the Distribution Date on which such Class B
Note Prepayment Amount is required to be paid to but excluding          , 200  ,
                                                               ---------     --
over (b) the amount of interest that would have accrued on such Class B Note Prepayment Amount over the same period at a per annum rate of interest equal to the bond equivalent yield to maturity on the Determination Date preceding such
Distribution Date on the      % United States Treasury Note due         , 200
                         -----                                  --------     --
(such excess to be discounted on a monthly basis to present value to such Distribution Date at the yield described in clause (v)(b) above).

     Noteholders' Principal Carryover Shortfall: As of the close of any
     ------------------------------------------
Distribution Date, the excess, if any, of Noteholders' Principal Distributable Amount for such Distribution Date over the amount that was actually deposited in the Note Distribution Account on the day preceding such Distribution Date in respect of principal.

     Noteholders' Principal Distributable Amount: For any Distribution Date, the
     -------------------------------------------
lesser of (x) the sum of (i) the Principal Distributable Amount, (ii) the Noteholders' Principal Carryover Shortfall for the immediately preceding Distribution Date and (iii) on the Final Scheduled Distribution Date for a class of Notes, the amount necessary to reduce the Note Principal Balance with respect to such class of Notes to zero and (y) the sum of the Note Principal Balances with respect to each outstanding class of Notes.

     Notes: Collectively, the Class A-1 Notes, the Class A-2 Notes, the Class
     -----
A-3 Notes, the Class A-4 Notes and the Class B Notes.

     Notice of Default: As defined in Section 5.1(d) of the Indenture.
     -----------------                --------------

     Obligor: (i) with respect to any Retail Note, the purchaser or any
     -------
co-purchaser of the related Financed Vehicle or Financed Vehicles or any other Person, other than the maker of a Guaranty, who owes payments under such Receivable and (ii) with respect to any Retail Lease, the lessee or any co-lessee of the related Financed Vehicle or Financed Vehicles or any other Person, other than the maker of a Guaranty, who owes payments under such Receivable.

     Officers' Certificate: A certificate signed by any Authorized Officer of
     ---------------------
the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an officer's certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer. Where an Officer's Certificate is required to be delivered by any other Person, a certificate signed by any Authorized Officer of such Person.

     Opinion of Counsel: A written opinion of counsel, who may, except as
     ------------------
otherwise expressly provided, be an employee of the Seller or the Servicer. In addition, for purposes of the Indenture: (i) such counsel shall be satisfactory to the Indenture Trustee; (ii) the opinion shall be addressed to the Indenture Trustee as Indenture Trustee and (iii) the opinion shall comply with any applicable requirements of Section 11.1 of the Indenture and shall be in form and substance satisfactory to the Indenture Trustee.

     Optional Purchase Proceeds: The amount specified in the second or third
     --------------------------
sentence, as applicable, of Section 4.01 of the Pooling Agreement.

     Other Titling Trust Parties: The Titling Trust, the Titling Trustees, the
     ---------------------------
Collateral Agent, and Harco Leasing.

     Outstanding: With respect to the Notes, as of the date of determination,
     -----------
all Notes theretofore authenticated and delivered under the Indenture except:

          (i) Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

          (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes; provided,
                                                                 --------
     however, that if such Notes are to be redeemed, notice of such redemption
     -------
     has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made; and

          (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a protected purchaser;

provided, however, that in determining whether the Holders of the requisite
--------  -------
Outstanding Amount of the Voting Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgor's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

     Outstanding Amount: As of any date, the aggregate principal amount of all
     ------------------
Notes, or a class of Notes, as applicable, Outstanding at such date. Payment of Noteholders' Prepayment Premium to Holders of Outstanding Notes will not reduce the Outstanding Amount of the Notes.

     Outstanding Capitalized Cost: With respect to a Retail Lease, the amount to
     ----------------------------
which the Initial Capitalized Cost of the related Financed Vehicle has been amortized at the APR by the periodic lease payments on such Financed Vehicle and any purchase payments or, in the case of a TRAC Lease, the TRAC Payment made upon expiration of such TRAC Lease.

     Outstanding Monthly Advances: As of an Accounting Date with respect to a
     ----------------------------
Receivable, the sum of all Monthly Advances made as of or prior to such Accounting Date minus all payments or collections as of or prior to such Accounting Date which are specified in
Section 2.14 of the Servicing Agreement as reducing Outstanding Monthly Advances with respect to such Receivable.

     Overdue Payment: With respect to a Distribution Date and to a Receivable,
     ---------------
all payments received during the related Monthly Period in excess of any Supplemental Servicing Fees, to the extent of the Outstanding Monthly Advances relating to such Receivable.

     Owner: For purposes of the Purchase Agreement, the Pooling Agreement and
     -----
the Servicing Agreement, the "Owner" of a Receivable means (i) NFRRC until the execution and delivery of the Further Transfer and Servicing Agreements and (ii) thereafter, the Issuer; provided, that NFC or NFRRC, as applicable, shall be the "Owner" of any Receivable from and after the time that such Person shall acquire such Receivable, whether pursuant to Section 5.04 of the Purchase Agreement,
Section 2.08 of the Servicing Agreement, any other provision of the Further Transfer and Servicing Agreements or otherwise.

     Owner Trust Estate: All right, title and interest of the Issuer in and to
     ------------------
the property and rights assigned to the Issuer pursuant to Article II of the Pooling Agreement, all funds on deposit from time to time in the Collection Account and the Certificate Distribution Account and all other property of the Issuer from time to time, including any rights of the Issuer pursuant to the Pooling Agreement, the Servicing Agreement and the Administration Agreement.

     Owner Trustee:                            , not in its individual capacity
     -------------  ---------------------------
but solely as Owner Trustee under the Trust Agreement, or any successor trustee under the Trust Agreement.

     PA Assignment: As defined in Section 2.01 of the Purchase Agreement.
     -------------

     Partial Prepayment: With respect to a Distribution Date and to any
     ------------------
Receivable, the portion of an Actual Payment in excess of the Scheduled Payment which equals one or more future Scheduled Payments but does not constitute a Full Prepayment and results in a Rebate in accordance with the Servicer's customary procedures.

     Paying Agent: (i) With respect to the Indenture, the Indenture Trustee or
     ------------
any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer and (ii) with respect to the Trust Agreement, any paying agent or co-paying agent appointed pursuant to Section 3.9 of the Trust Agreement that meets the eligibility standards for the Owner Trustee specified
in Section 6.13 of the Trust Agreement, and initially                       .
                                                      ----------------------

     Permitted Financing: As defined in the Titling Trust Agreement.
     -------------------

     Permitted Liens:
     ---------------

     (A) with respect to any Collateral, the interests of the parties under the Basic Documents; and

     (B) with respect to any Financed Vehicle subject to a Retail Lease or any Financed Vehicle which has been repossessed by the Servicer:

          (1) any liens on the Financed Vehicle for taxes, assessments, levies, fees and other government and similar charges not yet due and payable or the amount or validity of which is being contested;

          (2) any liens of mechanics, suppliers, vendors, materialmen, laborers, employees, repairmen and other like liens arising in the ordinary course of Harco Leasing's or the Titling Trust's (or if a Retail Lease is then in effect, any Obligor's) business on the Financed Vehicle related thereto securing obligations which are not due and payable or the amount or validity of which is being contested;

          (3) liens on the Financed Vehicle related thereto arising out of any judgment or award or by operation of law, in any such case as a result of an act or omission by the related Obligor;

          (4) liens which may exist in accessions to the Financed Vehicles not financed by the Receivables and

          (5) any lien of the Collateral Agent noted on the certificate of title of a Financed Vehicle.

     Person: Any legal person, including any individual, corporation,
     ------
partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

     Physical Property: Bankers' acceptances, commercial paper, negotiable
     -----------------
certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-102(a)(47) of the UCC and are susceptible of physical delivery.

     Plan: With respect to a Person, at a particular time, any employee benefit
     ----
plan which is covered by ERISA and in respect of which such Person or a Commonly Controlled Entity with respect to such Person is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     Pooling Agreement: The Pooling Agreement, dated as of         , 200   ,
     -----------------                                     --------     --
among NFRRC and the Issuer, as amended, modified and supplemented from time to time.

     Portfolio Assets: As defined in the Titling Trust Agreement.
     ----------------

     Portfolio Interest: As defined in the Titling Trust Agreement.
     ------------------

     Portfolio Interest Certificate: As defined in the Titling Trust Agreement.
     ------------------------------

     Portfolio Interest Trustee: As defined in Preamble of the Servicing
     --------------------------
Agreement.

     Portfolio Servicing Agreement Supplement: As defined in Section 1.02 of the
     ----------------------------------------                ------------
Servicing Agreement.

     Portfolio Supplement: As defined in the Titling Trust Agreement.
     --------------------

     Portfolio Trustee: As defined in the Titling Trust Agreement.
     -----------------

     Predecessor Note: With respect to any particular Note, every previous Note
     ----------------
evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of the Indenture in lieu of a mutilated, lost,
                    -----------
destroyed or stolen Note.

     Pre-Funded Amount: With respect to any Distribution Date, the amount on
     -----------------
deposit in the Pre-Funding Account.

     Pre-Funded Percentage: With respect to a class of Notes, the quotient
     ---------------------
(expressed as a percentage) of (i) the initial principal balance of such class of Notes as of the Closing Date and (ii) the sum of the initial principal balances of each class of Notes as of the Closing Date.

     Pre-Funding Account: The account designated as such, established and maintained pursuant to Section 2.02(a) of the Servicing Agreement.

     Pre-Funding Account Property: As defined in the Granting Clause of the
     ----------------------------
Indenture.

     Prepayment: With respect to a Distribution Date and to a Receivable, the
     ----------
portion of an Actual Payment in excess of the Scheduled Payment.

     Principal Distributable Amount: With respect to any Distribution Date, the
     ------------------------------
sum of the following items: (i) the principal portion of all Scheduled Payments due with respect to the related Monthly Period on Receivables held by the Trust (other than Liquidating Receivables), (ii) the principal portion of all Prepayments (or, in the case of the Retail Leases, all Full Prepayments received during the related Monthly Period (except to the extent included in (i) above),
(iii) the Receivable Balance of each Receivable that the Servicer purchased, the Seller repurchased or that became a Liquidating Receivable during the related Monthly Period (except to the extent included in (i) or (ii) above) [and (iv) the Receivable Balance of each Retail Lease that terminated or expired during the related Monthly Period (except to the extent included in (i), (ii) or (iii) above)].

     Principal Payment Amount: With respect to any Distribution Date, an amount
     -------------------------
equal to the lesser of (a) the Principal Distributable Amount for such Distribution Date and (b) the Total

Available Amount over the sum of the Total Servicing Fee and accrued and unpaid interest on the Notes due and payable on such Distribution Date.

     Proceeding: Any suit in equity, action at law or other judicial or
     ----------
administrative proceeding.

     Program: As defined in Section 3.02 of the Servicing Agreement.
     -------                ------------

     Purchase Agreement: The Purchase Agreement, dated as of         , 200  ,
                                                             --------     --
between NFC and NFRRC, as amended and supplemented from time to time.

     Purchase Date: As defined in Section 2.01 of the Purchase Agreement.
     -------------

     Purchase Price: As defined in Section 2.02 of the Purchase Agreement.
     --------------

     Purchased Property: As of any date, means all of the Designated Receivables
     ------------------
and the Related Security transferred by NFC to NFRRC pursuant to Section 2.01 of the Purchase Agreement as of such date.

     Rating Agency: The nationally recognized statistical rating organizations
     -------------
requested by the Seller to provide ratings on the Notes which are rating the Notes on such date.

     Rating Agency Condition: With respect to any action, the condition that
     -----------------------
each Rating Agency shall have been given at least 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer and the Issuer in writing that such action shall not result in a downgrade or withdrawal of the then current rating of the Notes.

     Rebate: With respect to a given date and to a Receivable, the rebate under
     ------
such Receivable that is or would be payable to the Obligor for unearned finance charges or any other charges that are or would be subject to a rebate to the Obligor upon the payment of a Partial Prepayment or a Full Prepayment.

     Receivable: (a) As used in the Basic Documents (other than the Purchase
     ----------
Agreement) in the context of a transfer of a Receivable or the ownership of a Receivable, a Retail Note or the beneficial interest in a Retail Lease the record owner of which is the Titling Trust that is transferred to the Issuer pursuant to the Pooling Agreement and (b) as used in the Basic Documents in all other contexts, a Retail Lease or a Retail Note that is transferred to the Issuer pursuant to the Pooling Agreement.

     Receivable Balance: As of an Accounting Date, (a) with respect to any
     ------------------
Retail Note, the Starting Receivable Balance thereof minus the sum of the following amounts, in each case computed in accordance with the actuarial method: (i) that portion of all Scheduled Payments allocated to principal due on or after the Cutoff Date and on or prior to the Accounting Date, (ii) that portion of all Warranty Payments or Administrative Purchase Payments allocated to principal, (iii) that portion of all Prepayments allocated to principal, and
(iv) that portion of the following received and allocated to principal by the
Servicer: benefits of any lease assignments, proceeds from any Insurance
Policies,

Liquidation Proceeds, proceeds from any Dealer Liability, proceeds from any International Purchase Obligations and proceeds from any Guaranties and (b) with respect to a Retail Lease, the remaining Scheduled Payments or purchase option price set forth in the Retail Lease minus, without duplication, the sum of (i) Unearned Income, (ii) all payments received by the Servicer from or for the account of the Obligor which are not late fees, prepayment charges or certain other similar fees or charges, (iii) any Warranty Payment or Administrative Purchase Payment with respect to such Retail Lease, (iv) any Prepayments applied to such Retail Lease, and (v) proceeds received by the Servicer from any Insurance Policies with respect to such Retail Lease.

     Receivables File: As defined in Section 4.01 of the Servicing Agreement.
     ----------------                ------------

     Record Date: (i) With respect to the Notes and with respect to any
     -----------
Distribution Date, the close of business on the day immediately preceding such Distribution Date, or if Definitive Notes are issued, the last day of the preceding Monthly Period; and (ii) with respect to the Certificates and with respect to any Distribution Date, the last day of the preceding Monthly Period.

     Redemption Date: The Distribution Date specified as such by the Servicer or
     ---------------
the Issuer as described in Sections 10.1 and 10.2 of the Indenture.
                           ----------------------

     Redemption Price: An amount equal to the aggregate of the Outstanding
     ----------------
Amount of such Notes, together with all accrued and unpaid interest thereon as of the Redemption Date.

     Registered Holder: The Person in whose name a Note is registered on the
     -----------------
Note Register on the applicable Record Date.

     Related Retail Note Assets: With respect to a Retail Note, the right, title
     --------------------------
and interest of the Seller in and to the following assets:

          (a) all amounts due on and under such Retail Note on and after the applicable Cutoff Date;

          (b) the security interests in the Financed Vehicles granted by Obligors pursuant to such Retail Note and, to the extent permitted by law, in any accessions thereto which are financed by such Retail Note;

          (c) any proceeds from any Insurance Policies with respect to such Retail Note;

          (d) any proceeds from Dealer Liability with respect to such Retail Note, proceeds from any International Purchase Obligations with respect to such Retail Note (subject to the limitation set forth in Section 5.08 of the Purchase Agreement and Section 2.04 of the Pooling Agreement, as applicable) and proceeds from any Guaranties of such Retail Note;

          (e) the benefit of any lease assignments with respect to the Financed Vehicles; and

          (f) any proceeds of the property described in clauses (a) through (d) above.

     Related Security: With respect to a Retail Note or Retail Lease, the
     ----------------
Related Retail Note Assets or the Related Titling Trust Assets, as applicable.

     Related Titling Trust Assets: With respect to a Retail Lease, the following
     ----------------------------
assets:

          (i) each Financed Vehicle subject to such Retail Lease;

          (ii) the Certificate of Title of each such Financed Vehicle;

          (iii) the rights (but not the obligations) with respect to any such Retail Lease or Financed Vehicle, including the right to proceeds arising from all International Repurchase Obligations, if any, or any other repurchase obligation with respect to such Retail Lease or Financed Vehicle;

          (iv) all of the Transferor's or Navistar Financial's Dealer Agreement Rights (as such term is defined in the Titling Trust Agreement);

          (v) any proceeds of any Insurance Policy with respect to such Retail Lease or Financed Vehicle;

          (vi) any rights of the lessor with respect to any security deposit relating to such Retail Lease in accordance with the terms of such Retail Lease;

          (vii) the rights with respect to such Retail Lease or Financed Vehicle under the Titling Trust Servicing Agreement;

          (viii) all amounts due on and under such Retail Lease on and after the applicable Cutoff Date;

          (ix) all proceeds of the foregoing, including all Collections and all Liquidation Proceeds and all Disposition Proceeds (as such term is defined in the Titling Trust Agreement) with respect to such Financed Vehicles; and

          (x) all other Titling Trust Assets relating to such Retail Lease.

     Remaining Available Funds: As defined in Section 6.7 of the Indenture.
     -------------------------                -----------

     Remaining Gross Balance: With respect to any Receivable (other than a
     -----------------------
Liquidating Receivable) and as of an Accounting Date, the Starting Gross Receivable Balance thereof minus the sum of (i) the portion of all Actual
                           -----
Payments with respect to such Receivable, (ii) any Warranty Payment or Administrative Purchase Payment with respect to any such Receivable, (iii) any Prepayments applied to reduce the Starting Gross Receivable Balance of any such Receivable and (iv) proceeds from any Insurance Policies with respect to such Receivable, plus for any Receivable not classified by the Servicer as a "finance
            ----
charge - included contract," the portion of the payments specified in the preceding clauses (i), (ii), (iii) or (iv) above allocable in accordance with the actuarial method to finance charges; provided, however, that the Remaining Gross Balance of any Receivable that has been designated a Liquidating Receivable during the related Monthly Period shall equal zero.

     Repurchase Event: A Repurchase Event described in Section 5.04 of the
     ----------------
Purchase Agreement.

     Required Deposit Rating: A rating on short-term unsecured debt obligations
     -----------------------
of P-1 by Moody's and A-1+ by S&P. Any requirement that short-term unsecured debt obligations have the "Required Deposit Rating" means that such short-term unsecured debt obligations have the foregoing required ratings from each of such rating agencies.

     Required Global Secured Parties: As defined in the Titling Trust Agreement.
     -------------------------------

     Requisite GI Holder: As defined in the Titling Trust Agreement.
     -------------------

     Required Negative Carry Account Balance: As of any Determination Date, an
     ---------------------------------------
amount equal to the lesser of (a) the Negative Carry Account Initial Deposit minus all previous withdrawals from the Negative Carry Account (other than Investment Earnings, if any, withdrawn to pay the Certificateholders pursuant to
Section 2.02 of the Servicing Agreement) and (b) the Maximum Negative Carry Amount as of such date.

     Requirement of Law: As to any Person, the certificate of incorporation and
     ------------------
by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     Reserve Account: An account designated as such, established and maintained
     ---------------
pursuant to Section 2.02(a)(iv) of the Servicing Agreement.

     Reserve Account Initial Deposit: Cash or Eligible Investments having a
     -------------------------------
value of at least $          , which shall be deposited into the Reserve Account
                   ----------
on the Closing Date pursuant to Section 2.02(a) of the Pooling Agreement.

     Reserve Account Subsequent Transfer Deposit: With respect to any
     -------------------------------------------
Subsequent Transfer Date, cash or Eligible Investments having a value of at
least equal to     % of the aggregate Starting Receivable Balance of the
               ----
Subsequent Receivables transferred to the Issuer on such Subsequent Transfer Date, which shall be deposited into the Reserve Account on such Subsequent Transfer Date, pursuant to Section 8.10(a) of the Indenture.

     Reserve Account Property: As defined in the Granting Clause of the
     ------------------------
Indenture.

     Residual Value: With respect to a TRAC Lease, an amount specified at lease
      --------------
inception in the TRAC Lease.

     Responsible Officer: With respect to the Indenture Trustee or the Owner
     -------------------
Trustee, any officer within the Corporate Trust Office of such trustee, including any Vice President, Assistant Vice President, Assistant Secretary, Assistant Treasurer, Trust Officer or any other officer of such Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of the Indenture or the Trust, as applicable, and, with respect to the Servicer, the President, any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer or assistant officer of such Person customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     Retail Lease: A lease by an Obligor of one or more Financed Vehicles,
     ------------
originated or acquired by Navistar Financial or one or more of its Affiliates.

     Retail Note: A retail loan evidenced by a note and secured by one or more
     -----------
Financed Vehicles, originated or acquired by Navistar Financial or one or more of its Affiliates.

     Revised Article 8: Revised Article 8 (1994 Version) (and corresponding
     -----------------
amendments to Article 9) as promulgated in 1994 by the National Conference of Commissioners on Uniform State Laws, in the form in which it has been adopted in the State of New York.

     Schedule of Retail Leases: Each schedule attached to a PA Assignment or an
     -------------------------
Assignment specifying the Retail Leases then being transferred to the Issuer.

     Schedule of Retail Notes: Each schedule attached to a PA Assignment or an
     ------------------------
Assignment specifying the Retail Notes then being transferred to the Issuer.

     Scheduled Payment: With respect to any Receivable, a payment which (i) is
     -----------------
in the amount required under the terms of such Receivable in effect as of its applicable Cutoff Date except, in the case of any Receivable secured by more than one Financed Vehicle, including any changes in the terms of such Receivable resulting from a Full Prepayment with respect to any Financed Vehicle related thereto, including, in the case of a TRAC Lease, the TRAC Payment, (ii) is payable by the Obligor of such Receivable, and (iii) in the case of a Retail Note, includes finance charges which accrue at the APR. When Scheduled Payment is used with reference to a Distribution Date after the date such Receivable is transferred to the Issuer, it means the payment which is due in the related Monthly Period; provided, however, that in the case of the first Distribution
                --------  -------
Date, the Scheduled Payment shall include all such payments due from the Obligor on or after its applicable Cutoff Date.

     Secretary of State: The Secretary of State of the State of Delaware.
     ------------------

     Securities: The Notes and the Certificates.
     ----------

     Securities Act: The United States Securities Act of 1933, as amended from
     --------------
time to time.

     Securities Intermediary: As defined in Section 2.02 of the Servicing
     -----------------------
Agreement.

     Security Certificate: As defined in Section 8-102(a)(16) of the New York
     --------------------
UCC.

     Security Document: As defined in Section 11.1 of the Collateral Supplement.
     -----------------                ------------

     Security Entitlement: As defined in Section 8-102(a)(17) of the New York
     --------------------
UCC.

     Securityholder: Any of the Noteholders or Certificateholders.
     --------------

     Seller: As defined in the Recitals to the Pooling Agreement.
     ------

     Servicer: The Person executing the Servicing Agreement as the Servicer, or
     --------
its successor in interest pursuant to Section 7.02 of the Servicing Agreement.

     Servicer Default: Any of the events specified in Section 7.01 of the
     ----------------                                 ------------
Servicing Agreement; provided that any requirement for the giving of notice, the
                     --------
lapse of time, or both, or any other condition, has been satisfied.

     Servicer's Certificate: A certificate, completed by and executed on behalf
     ----------------------
of the Servicer, in accordance with Section 2.17 of the Servicing Agreement.

     Servicing Agreement: The Servicing Agreement, dated as of the date hereof
     -------------------
by and among Navistar Leasing Company, Harco Leasing Company, Inc., NFRRC, the Issuer, the Servicer, the Collateral Agent and the Portfolio Trustee, as amended, modified and supplemented from time to time.

     Series 200 Portfolio Assets: As of any date, all of the Retail Leases
     ----------------------------
identified on any Schedule of Retail Leases attached to a PA Assignment dated as of the Closing Date or a Lease Purchase Date on or before such date, and the Related Titling Trust Assets with respect to such Retail Leases, other than any such Retail Leases which are (i) Warranty Receivables which have been repurchased by NFC, (ii) Administrative Receivables which have been repurchased by the Servicer, or (iii) which have otherwise been terminated, on or before such date (and the Related Titling Trust Assets).

     Series 200  Portfolio Certificate: The Portfolio Interest Certificate
     ---------------------------------
representing the Series 200  Portfolio Interest.
                           -

     Series 200  Portfolio Interest: The portfolio interest created pursuant to
     ------------------------------
the Series 200  Portfolio Supplement.
              -

     Series 200  Portfolio Interest Certificate: The Portfolio Interest
     ------------------------------------------
Certificate representing the Series 200  Portfolio Interest.
                                       -

     Series 200  Portfolio Interest Collateral: As defined in Section 11.2 of
     -----------------------------------------                ------------
the Collateral Supplement.

     Series 200  Portfolio Trustee: As defined in the Series 200  Portfolio
     -----------------------------                              -
Supplement.

     Series 200  Portfolio Obligor: As defined in the Recitals of the Collateral
     -----------------------------
Supplement.

     Series 200  Portfolio Supplement: The Series 200  Portfolio Supplement to
     --------------------------------                -
the Titling Trust Agreement dated as of the Closing Date among Harco Leasing, as Grantor and Initial Beneficiary, the General Interest Trustee, the Series 200
                                                                             -
Portfolio Trustee and the Delaware Trustee.

     Series 200   Secured Party: As defined in the Recitals of the Collateral
     --------------------------
Supplement.

     Sold Retail Lease Property: As defined in Section 2.04 of the Lease
     --------------------------                ------------
Purchase Agreement.

     S&P: Standard & Poor's Ratings Services, or its successor.
     ---

     Special Purpose Entity: As defined in the Titling Trust Agreement.
     ----------------------

     Specified Reserve Account Balance: With respect to any Distribution Date,
     ---------------------------------
the lesser of (i) the Note Principal Balance for all classes of Notes as of such Distribution Date, and (ii) the greater of:

          (a)    % of the sum of the Aggregate Receivables Balance as of the
              ---
     close of business on the last day of the related Monthly Period and the aggregate Starting Receivables Balance of all Subsequent Receivables acquired by the Issuer after such date and on or prior to such Distribution Date, except that if on any Distribution Date (i) the product (expressed as
           ------
     a percentage) of (A) twelve and (B) a fraction, the numerator of which is equal to the sum of the Aggregate Losses plus Liquidation Proceeds for each of the Monthly Periods which are the fifth, fourth and third Monthly Periods preceding the Monthly Period in which such Distribution Date occurs, minus the sum of the Liquidation Proceeds for the Monthly Periods which are the first, second and third Monthly Periods preceding the Monthly Period in which such Distribution Date occurs, and the denominator of which is the sum of the Remaining Gross Balances of all outstanding Receivables as of the last day of each of the sixth, fifth and fourth Monthly Periods preceding the Monthly Period in which such Distribution Date occurs,
     exceeds    % or (ii) the average of the Delinquency Percentages for the
             ---
     preceding three months exceeds    %, then the percentage of the Aggregate
                                    ---
     Receivables Balance and of the aggregate Starting Receivables Balance of Subsequent Receivables referred to in clause (a) above, shall be equal to
         %
     ----
               ; and

          (b)    % of the Aggregate Starting Receivables Balance.
             ---

     Starting Gross Receivable Balance: With respect to any Receivable as of the
     ---------------------------------
applicable Cutoff Date, the Starting Receivable Balance plus, in the case of Receivables classified by the Servicer as "finance charge - included contracts," the finance charges included in the Scheduled Payments.

     Starting Receivables Balance: (a) With respect to a Receivable that is a
     ----------------------------
Retail Note, the aggregate principal amount advanced under such Receivable toward the purchase price of the Financed Vehicle or Financed Vehicles, including insurance premiums, service and warranty contracts, federal excise and sales taxes and other items customarily financed as part of a Retail Note and related costs, less payments received from the Obligor prior to the Cutoff Date with respect to such Receivable allocable on the basis of the actuarial method to principal and (b) [with respect to a Receivable that is a Retail Lease, the remaining Scheduled Payments or purchase option price set forth in the Retail Lease minus, without duplication, the sum of (i) Unearned Income and (ii) payments received from the Obligor prior to the Cutoff Date with respect to such Receivable allocable the principal portion of the lease payments].

     State: Any one of the 50 States of the United States of America or the
     -----
District of Columbia.

     Subsequent Cutoff Date: Any date designated by the Seller within the period
     ----------------------
beginning on the first day of the Monthly Period preceding the Monthly Period in which the related Subsequent Transfer Date occurs and ending on the Subsequent Transfer Date.

     Subsequent Receivables: The Receivables transferred from the Seller to the
     ----------------------
Issuer pursuant to Section 2.02 of the Pooling Agreement, which shall be listed on the schedules to the related Subsequent Transfer PSA Assignment.

     Subsequent Transfer Date: Any date during the Funding Period on which
     ------------------------
Subsequent Receivables are to be transferred to the Issuer and a related Subsequent Transfer PSA Assignment is executed and delivered to the Issuer and the Indenture Trustee pursuant to Section 2.02 of the Pooling Agreement.

     Subsequent Transfer PA Assignment: As defined in Section 2.01 of the
     ---------------------------------
Purchase Agreement.

     Subsequent Transfer PSA Assignment: With respect to Subsequent Receivables
     ----------------------------------
transferred to the Issuer pursuant to Section 2.02 of the Pooling Agreement, has the meaning assigned thereto in Section 2.02(a) of the Pooling Agreement.

     Subsequent Transferee: As defined in the Recitals to the Purchase
     ---------------------
Agreement.

     Subsidiary: As to any Person, a corporation, partnership or other entity of
     ----------
which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

     Supplemental Servicing Fee: As defined in Section 2.09 of the Servicing
     --------------------------                ------------
Agreement.

     Tax Opinion: With respect to any action, an Opinion of Counsel to the
     -----------
effect that, for U.S. federal income tax purposes (a) such action will not cause a taxable event with respect to any

Noteholders, (b) in the case of Section 2.14 of the Indenture, the Notes of the
                                ------------
new Series will be characterized as debt.

     Telerate Page 3750: The display page so designated on the Bridge
     ------------------
Information Systems Telerate Service (or such other pages as may replace that page on that service or such other service or services as may be nominated by the British Banker's Association for the purpose of displaying London interbank offered rates for Dollar deposits).

     Temporary Notes: The Notes specified in Section 2.3 of the Indenture.
     ---------------                         -----------

     Titling Trust: Navistar Leasing Company, a Delaware statutory business
     -------------
trust formed pursuant to the Titling Trust Agreement.

     Titling Trust Agreement: The Trust Agreement, dated as of April 15, 1999,
     -----------------------
among Harco Leasing, Bank One, National Association (formerly known as the First National Bank of Chicago), and Bank One Delaware, Inc. (formerly known as First Chicago Delaware, Inc.), as amended, modified or supplemented from time to time.

     Titling Trust Assets: "Trust Assets" as defined in the Titling Trust
     --------------------
Agreement.

     Titling Trust Documents: The Series 200  Portfolio Certificate, Titling
     -----------------------                -
Trust Agreement, the Titling Trust Servicing Agreement, the Collateral Agency Agreement, the Series 200 Portfolio Supplement, and the Collateral Supplement.
                         -

     Titling Trust Estate: "Trust Estate" as defined in the Titling Trust
     --------------------
Agreement.

     Titling Trust Interest Holder: "Holder" as defined in the Titling Trust
     -----------------------------
Agreement.

     Titling Trust Servicing Agreement: "Origination and Servicing Agreement" as
     ---------------------------------
defined in the Titling Trust Agreement.

     Titling Trust Servicer Funding Advances: "Servicer Funding Advances" as
     ---------------------------------------
defined in the Titling Trust Agreement.

     Titling Trustees: Each of the General Interest Trustee, the Delaware
     ----------------
Trustee and each Portfolio Trustee.

     Total Available Amount: With respect to a Distribution Date, the sum of the
     ----------------------
Collected Amount, all amounts deposited to the Collection Account pursuant to Sections 8.2(b)(ii) and 8.2(b)(iii) of the Indenture for such Distribution Date and the amount of all cash and other immediately available funds in the Reserve Account immediately prior to such date.

     Total Servicing Fee: As defined in Section 2.09 of the Servicing Agreement.
     -------------------                ------------

     TRAC Lease: A Retail Lease that provides for a TRAC Payment by the lessee
     ----------
at the expiration of the lease term pursuant to a provision in the lease that provides in substance that, at the end of the term of the lease, after the application of the proceeds of the sale of the Financed Vehicle (whether such sale is to the lessee, an Affiliate of the lessor or another Person) the lessee will be obligated to pay the lessor the excess of the TRAC Payment over the sale proceeds or the lessor will be obligated to pay the lessee the excess of the sale proceeds over the TRAC Payment.

     TRAC Payment: With respect to a TRAC Lease, a fixed amount specified in the
     ------------
lease documents for such TRAC Lease.

     Transfer Date: With respect to any Distribution Date, the Business Day
     -------------
immediately preceding such Distribution Date.

     Transfer and Servicing Agreements: The Lease Purchase Agreement, the
     ---------------------------------
Purchase Agreement, the Pooling Agreement, the Servicing Agreement, the Titling Trust Agreement, the Titling Trust Servicing Agreement, the Collateral Agency Agreement, the Series 200 Portfolio Supplement and the Collateral Supplement.
                         -

     Treasury Regulations: The regulations, including proposed or temporary
     --------------------
regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     Trust: Navistar Financial 200   Owner Trust, a Delaware business trust,
     ----                         --
created pursuant to the Trust Agreement.

     Trust Agreement: The Trust Agreement, dated as of           , 200 , between
     ---------------                                   ----------     -
the Seller and the Issuer, as amended and supplemented from time to time; such agreement being the Amended and Restated Trust Agreement contemplated by the
Trust Agreement dated          , 200  between the Seller and the Issuer.
                      ---------     -

     Trust Indenture Act or TIA: The Trust Indenture Act of 1939, as amended.
     --------------------------

     Trustees: The Owner Trustee and the Indenture Trustee.
     --------

     UCC: The Uniform Commercial Code, as in effect in the relevant
     ---
jurisdiction.

     UCC Collateral: Any property a security interest in which may be perfected
     --------------
by filing under the UCC.

     Uncertificated Security: As defined under the applicable UCC as in effect
     -----------------------
on such date.

     Underwriting Agreement: The Underwriting Agreement, dated     , 200 , among
     ----------------------                                    ----     -
                , as representative of the several underwriters party thereto,
----------------
the Servicer and the Seller with respect to the sale of the Notes.

     Unearned Income: With respect to any Receivable, as of any date of
     ---------------
determination, the portion of the Gross Balance thereof identified as unearned income by the Servicer, in accordance with its customary applicable accounting procedures.

     Unregistered Note: Any Note that has not been registered under the
     -----------------
Securities Act and is subject to the provisions of Section 2.15 of the
                                                   ------------
Indenture.

     Warranty Payment: With respect to a Distribution Date and to a Warranty
     ----------------
Receivable repurchased as of the related Accounting Date (a) that is a Retail Note, (i) the sum of all remaining Scheduled Payments on such Warranty Receivable due after the Accounting Date, (ii) all past due Scheduled Payments with respect to which a Monthly Advance has not been made, (iii) any reimbursement made pursuant to the last sentence of Section 2.17 of the Servicing Agreement with respect to such Warranty Receivable and (iv) all Outstanding Monthly Advances made on such Warranty Receivable minus (v) the
                                                              -----
Rebate and (b) that is a Retail Lease, the sum of (i) the sum of the Scheduled Payments on the Warranty Receivable due after the Accounting Date, including the amount of any TRAC Payment or the Obligor's purchase option, (ii) any reimbursement made pursuant to the last sentence of Section 2.17 of the Servicing Agreement with respect to such Warranty Receivable, (iii) all past due Scheduled Payments with respect to which a Monthly Advance has not been made, and (iv) all Outstanding Monthly Advances made on the Warranty Receivable minus
                                                                          -----
the sum of (v) any Unearned Income and (vi) any Liquidation Proceeds to the extent applied to reduce the Receivable Balance of the Warranty Receivable on or prior to that Accounting Date.

     Warranty Purchaser: Either (i) the Seller pursuant to Section 2.06 of the
     ------------------
Pooling Agreement or (ii) NFC pursuant to Section 5.04 of the Purchase
Agreement.

     Warranty Receivable: A Receivable which the Warranty Purchaser has become
     -------------------
obligated to repurchase pursuant to Section 2.06 of the Pooling Agreement or
Section 5.04 of the Purchase Agreement.

                                   APPENDIX A
                                   ----------

                         PART II - RULES OF CONSTRUCTION

     (A) Accounting Terms. As used in this Appendix or the Basic Documents,
         ----------------
accounting terms which are not defined, and accounting terms partly defined, herein or therein shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Appendix or the Basic Documents are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or the Basic Documents will control.

     (B) "Hereof," etc.: The words "hereof," "herein" and "hereunder" and words
         -------------
of similar import when used in this Appendix or any Basic Document will refer to this Appendix or such Basic Document as a whole and not to any particular provision of this Appendix or such Basic Document; and Section, Schedule and Exhibit references contained in this Appendix or any Basic Document are references to Sections, Schedules and Exhibits in or to this Appendix or such Basic Document unless otherwise specified. The word "or" is not exclusive.

     (C) Use of "related" As used in this Appendix and the Basic Documents, with
         ---------------
respect to any Distribution Date, the "related Determination Date," the "related Monthly Period," and the "related Record Date" will mean the Determination Date, the Monthly Period, and the Record Date, respectively, immediately preceding such Distribution Date. With respect to any Purchase Date, the "related Cutoff Date" will mean the Cutoff Date established for the closing of the purchase of receivables on that Purchase Date.

     (D) Use of "outstanding" etc. Whenever the term "outstanding Notes,"
         ------------------------
"outstanding principal amount" and words of similar import are used in this Appendix or any Basic Document for purposes of determining whether the Noteholders of the requisite outstanding principal amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as "outstanding" if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgor's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

     (E) Number and Gender. Each defined term used in this Appendix or the Basic
         -----------------
Documents has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Appendix or the Basic Documents has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

     (F) Including. Whenever the term "including" (whether or not that term is
         ---------
followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Appendix or the Basic Documents in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

     (G) UCC References. References to sections or provisions of Article 9 of
         --------------
the UCC in any of the Basic Documents shall be deemed to be automatically updated to reflect the successor, replacement or functionally equivalent sections or provisions of Revised Article 9, Secured Transactions (2000) at any time in any jurisdiction which has made such revised article effective.

                                   APPENDIX B
                                   ----------

                         NOTICE ADDRESSES AND PROCEDURES

          All requests, demands, directions, consents, waivers, notices, authorizations and communications provided or permitted under any Basic Document to be made upon, given or furnished to or filed with the Seller, the Servicer, the Indenture Trustee, the Issuer, the Owner Trustee or the Rating Agencies shall be in writing, personally delivered, sent by facsimile with a copy to follow via first class mail, overnight mail or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt:

          (A)  in the case of the Seller, at the following address:

               Navistar Financial Retail Receivables Corporation
               c/o Corporation Trust Company
               1209 Orange Street
               Wilmington, Delaware 19801

               with a copy to:

               Navistar Financial Corporation
               2850 West Golf Road
               Rolling Meadows, IL  60008
               Attention:  General Counsel
               Telecopy:   (847) 734-4090

          (B)  in the case of the Servicer, at the following address:

               Navistar Financial Corporation
               2850 West Golf Road
               Rolling Meadows, IL  60008
               Attention:  General Counsel
               Telecopy:   (847) 734-4090

          (C)  in the case of the Indenture Trustee, at its Corporate Trust
               Office,

          (D) in the case of the Issuer, to the Corporate Trust Office of the Owner Trustee, with copies to:

               Navistar Financial Retail Receivables Corporation
               c/o Corporation Trust Company
               1209 Orange Street
               Wilmington, Delaware 19801
               with a copy to:

               Navistar Financial Corporation
               2850 West Golf Road
               Rolling Meadows, IL  60008
               Attention:  General Counsel
               Telecopy:   (847) 734-4090

          (E)  in the case of Harco Leasing, at the following address,

               Harco Leasing Company, Inc.
               c/o Navistar Financial Corporation
               2850 West Golf Road
               Rolling Meadows, IL  60008
               Attention:  General Counsel
               Telecopy:   (847) 734-4090

          (F)  in the case of the Collateral Agent, at the following address,

               The Bank of New York
               2 North LaSalle Street
               Suite 1020
               Chicago, IL 60602
               Attention: Indenture Trust Administration
               Telecopy:   (312) 827-8562

          (G) in the case of the Titling Trust, to the General Interest Trustee at its Corporate Trust Office (as such term is used in the Titling Trust Agreement), with a copy to Harco Leasing and Navistar Financial.

The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Issuer.

          (H)  in the case of the Owner Trustee, at its Corporate Trust Office.

          (I)  in the case of Moody's Investors Service, Inc., to:

               Moody's Investors Service, Inc.
               ABS Monitoring Department
               99 Church Street
               New York, New York 10007

          (J)  in the case of Standard & Poor's Ratings Services, to:

               Standard & Poor's Ratings Services
               55 Water Street
               40th Floor
               New York, NY 10041-0003
               Attention: Asset Backed Surveillance Department

or at such other address as shall be designated by such Person in a written notice to the other parties to the Basic Documents to which they are party.

          Where any Basic Document provides for notice to Noteholders of any condition or event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if it is in writing and mailed, first-class, postage prepaid or by overnight mail to each Noteholder affected by such condition or event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed in such Basic Document for the giving of such notice. If notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholders shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.